GROSVENOR® CAPITAL

MANAGEMENT, L.P.

PERSONAL INVESTMENT AND TRADING POLICY

STATEMENT ON INSIDER TRADING

AND

CODE OF ETHICS PURSUANT TO RULE 204A-1

UNDER THE INVESTMENT ADVISERS ACT OF

1940 AND RULE 17j-1

UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDED AND RESTATED EFFECTIVE OCTOBER 5, 2004

(with additional amendments through March 7, 2013)

Grosvenor® and Grosvenor Capital Management® are proprietary trademarks of Grosvenor Capital Management, L.P. (“Grosvenor”) and its affiliated entities. This document has been prepared by Grosvenor. ©2013 Grosvenor Capital Management, L.P. All rights reserved. This document is confidential and proprietary. A recipient of this document who is not employed by or otherwise associated with Grosvenor may not distribute this document, in whole or in part, to any other person who is not employed by or otherwise associated with Grosvenor, without Grosvenor’s prior written authorization.

GROSVENOR CAPITAL MANAGEMENT, L.P.

PERSONAL INVESTMENT AND TRADING POLICY

STATEMENT ON INSIDER TRADING

AND

CODE OF ETHICS PURSUANT TO RULE 204A-1 UNDER THE INVESTMENT ADVISERS

ACT OF 1940 AND RULE 17j-1

UNDER THE INVESTMENT COMPANY ACT OF 1940

I.	DEFINITIONS

Term	Meaning
ACO	Any Covered Person appointed by the CCO, in consultation with the Vice Chairman, as an Assistant Compliance Officer of the Firm. The names of and contact information for the Firm’s current ACOs can be found under the subject heading “Compliance Personnel” in the “Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

Beneficial Interest cont. on next page

You will be considered to have a “Beneficial Interest” in an account that holds Securities (and/or Commodity Interests) or in a particular Security (or Commodity Interest) if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have the opportunity, directly or indirectly, to profit or share in any profit derived from such account or from a transaction in such particular Security (or Commodity Interest).

The term “Beneficial Interest” is construed very broadly. The following examples illustrate this principle:

•       even if you do not directly participate in a particular account, you will be presumed to have a Beneficial Interest in such account if any member of your Immediate Family who shares the same household with you has a Beneficial Interest in such account (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such account);

Term	Meaning
Beneficial Interest, cont. cont. on next page

•       similarly, even if you do not directly share in any economic benefit relating to particular Securities (and/or Commodity Interests), you will be presumed to have a Beneficial Interest in such Securities (and/or Commodity Interests) if any member of your Immediate Family who shares the same household with you has a Beneficial Interest in such Securities (and/or Commodity Interests), unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such Securities (or Commodity Interests);

•       if you are a general partner of a general or limited partnership, you will be considered to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such partnership;

•       if any member of your Immediate Family who shares the same household with you is a general partner of a general or limited partnership, you will be presumed to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such partnership, even though you are not a general partner of such partnership (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such partnership);

•       if you are a shareholder of a corporation or similar entity, you will be considered to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such corporation or entity if you are a controlling shareholder of such corporation or entity or if you have or share investment control over such corporation’s or entity’s investment portfolio;

•       if any member of your Immediate Family who shares the same household with you is a shareholder of a corporation or similar entity and such member of your Immediate Family is a controlling shareholder of such corporation or entity or has or shares investment control over such corporation’s or entity’s investment portfolio, you will be presumed to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such corporation or entity (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such corporation or other entity);

Term	Meaning
Beneficial Interest, cont.

•       if you have the right to acquire equity Securities through the exercise or conversion of a Derivative Instrument, you will be deemed to have a Beneficial Interest in such Securities, whether or not such right is presently exercisable;

•       if any member of your Immediate Family with whom you share the same household has the right to acquire equity Securities through the exercise or conversion of a Derivative Instrument, you will be presumed to have a Beneficial Interest in such Securities, whether or not such right is presently exercisable, even though, as legal matter, you do not have such right (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such Securities);

•       if you are a trustee or beneficiary of a trust, or a settlor of a trust who has the power to revoke such trust without the consent of any other person, you will be considered to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such trust;

•       if any member of your Immediate Family who shares the same household with you is a trustee or beneficiary of a trust, or a settlor of a trust who has the power to revoke such trust without the consent of any other person, you will be presumed to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such trust (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such trust); and

•       if you receive any form of “performance” or “incentive” compensation in connection with providing investment management or investment advisory services to an account, you will be presumed to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such account (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such account).

Note: if a Covered Person has a Beneficial Interest in an account or Securities (or Commodity Interests), the fact that such account or Securities (or Commodity Interests) is held in the name of or is managed or advised by one or more members of such Covered Person’s Immediate Family who do not share the same household with such Covered Person does not negate the fact that such Covered Person has a Beneficial Interest in such account or Securities (or Commodity Interests).

Term	Meaning
CCO	The person appointed by the Firm as its Chief Compliance Officer. The name of and contact information for the Firm’s current CCO can be found under the subject heading “Compliance Personnel” in the “Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

CFTC	The U.S. Commodity Futures Trading Commission

CFO	The Firm’s Chief Financial Officer

Chairman	The Firm’s Chairman.

Client	An existing or prospective investor or participant in any Grosvenor-Managed Account.

Commodity Interest	Any agreement, contract, transaction or Derivative Instrument that is based upon the value of interest rates, currencies, commodities, securities, debt instruments, indices or other financial or economic interests or property of any kind, or that provides for the exchange of one or more payments based upon any of the foregoing instruments, including without limitation, instruments commonly known as puts, calls, caps, floors, collars, swaps, forward contracts, foreign exchange contracts, futures contracts or options on futures contracts.

Compliance Officer	The CCO or any ACO.

Term	Meaning
Covered Person

Each of the following:

•       each officer of Grosvenor;

•       each person employed by Grosvenor, whether on a full-time or part-time basis (other than on a short-term basis, as determined by the CCO, in consultation with the Vice Chairman); and

•       such “independent contractors” of Grosvenor, and such other persons (including such short-term employees), as the CCO, in consultation with the Vice Chairman, may deem appropriate.

Derivative Instrument	Any agreement, contract or transaction that is based upon the value of interest rates, currencies, commodities, securities, debt instruments, indices or other financial or economic interests or property of any kind, or that provides for the exchange of one or more payments based upon any of the foregoing instruments, including without limitation, instruments commonly known as puts, calls, caps, floors, collars, swaps, forward contracts, foreign exchange contracts, futures contracts or options on futures contracts, excluding exchange-traded futures contracts and options on futures contracts.

“direct or indirect influence or control”	The phrase “direct or indirect influence or control” has the meaning given that phrase under Section 204A-1 of the Investment Advisers Act of 1940, as amended.

ETF	An investment vehicle commonly referred to as an “exchange-traded fund.”

Exchange Act	The Securities Exchange Act of 1934, as amended.

Term	Meaning

Federal Securities or Commodities Laws

Each of the following:

•       the Securities Act of 1933, as amended;

•       the Exchange Act;

•       the Sarbanes-Oxley Act of 2002;

•       the Investment Company Act of 1940, as amended;

•       the Investment Advisers Act of 1940, as amended;

•       Title V of the Gramm-Leach-Bliley Act;

•       the Commodity Exchange Act, as amended;

•       all rules and regulations promulgated by the SEC or the CFTC under any of the foregoing;

•       such provisions of the Bank Secrecy Act as apply to registered investment advisers and the Grosvenor-Managed Accounts; and

•       all rules and regulations promulgated by the SEC or the Department of the Treasury under such provisions of the Bank Secrecy Act.

Firm or Grosvenor	Grosvenor Capital Management, L.P.

Grosvenor-Administered Fund	An investment fund for which Grosvenor performs administrative services but does not manage the assets of such fund or otherwise provide investment advice to such fund.

Grosvenor-Managed Account	Any investment entity or account managed, advised or sub-managed/advised by the Firm, including any RIC advised or sub-advised by the Firm.

Term	Meaning
High Quality Short-Term Debt Instrument	A debt instrument that has a maturity (at the time of issuance) of less than 366 days and that: (i) is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization or (ii) if unrated, is of comparable quality.

Immediate Family	A person is a member of a Covered Person’s “Immediate Family” if such person is a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such Covered Person (whether naturally or by adoption).

Independent Investment Manager	A person or entity that is not affiliated with or otherwise related to a Covered Person who is vested with bona fide legal discretion to make and dispose of investments for a Professional Discretionary Account without consulting with such Covered Person, or with any other person that has a Beneficial Interest in such account, prior to making or disposing of investments for such account.

Initial Public Offering	An offering of Securities registered under the Securities Act of 1933, as amended, the issuer of which, immediately before such registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended. Typically, the first sale of stock by an issuer to the general public is an Initial Public Offering.

Investment Manager

Any investment management firm that:

•       has been selected by the Firm as the manager of one or more Portfolio Funds; or

•       as of the relevant time, is being evaluated by the Firm as a potential manager of one or more Portfolio Funds.

IRC	The Internal Revenue Code of 1986, as amended.

Term	Meaning
Multi-Party Account

An account in which a Covered Person has, or is presumed to have, a Beneficial Interest, and in which one or more other persons have a Beneficial Interest.

Note:     as explained in the definition of “Beneficial Interest,” a Covered Person will be presumed to have a Beneficial Interest in certain types of accounts even though such Covered Person does not directly participate in such accounts. Thus, an account that has only a single “true” beneficial owner will be deemed to be a Multi-Party Account if a Firm employee is presumed to have a beneficial interest in such account.

Note:     if an account qualifies as a Professional Discretionary Account, it may be treated as a Professional Discretionary Account for purposes of this Policy and Code, even if such Professional Discretionary Account also meets the definition of Multi-Party Account.

Multi-Party Account Exemptive Conditions	See page 36 of this Policy and Code.

Mutual Fund

An SEC-registered “open-end” management investment company (i.e., a “mutual fund” that provides daily liquidity to investors, including a so-called “money market” fund).

The definition of Mutual Fund does not include: (i) SEC-registered “closed end” investment companies or (ii) ETFs.

Term	Meaning
Permissible Index or Permissible ETF

“Permissible Index or Permissible ETF” includes each of the following:

•       Each index or ETF listed in the document entitled “Permissible Indices and ETFs.”[1]

Trading a Permissible Index or Permissible ETF included in the category described in the immediately preceding bullet point does not require pre-clearance.

•       Each “Broad-Based Index,” that each, each index or ETF that, at the time of the transaction in question, has no single Security, Commodity Interest or other financial instrument or component that comprises more than 15% of such index’s or ETFs weighting.

Trading a Permissible Index or Permissible ETF included in the category described in the immediately preceding bullet point requires pre-clearance (unless such Permissible Index or Permissible ETF is included on the list of “Permissible Indices and Permissible ETFs”).

•       Each index or ETF designed by the CCO from to time to time upon the CCO’s determination that the purchase or sale of Securities, Commodity Interests or other financial instruments whose performance is linked to performance of such index or ETF could not reasonably be viewed to present a material risk of a Covered Person’s trading in such Securities, Commodity Interests or other financial instruments while in possession of material, non-public information relating to such Securities, Commodity Interests or other financial instruments or to Securities, Commodity Interests or other financial instruments included within such index or ETF.

Trading a Permissible Index or Permissible ETF included in the category described in the immediately preceding bullet point requires pre-clearance (unless such Permissible Index or Permissible ETF is included on the list of “Permissible Indices and Permissible ETFs”).

[1]	This document can be found in the “Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

Term	Meaning
Permitted Transaction	A transaction permitted pursuant to and in accordance with the provisions of Section VII of this Policy and Code.

Policy and Code	This Personal Investment and Trading Policy, Statement on Insider Trading and Code of Ethics Pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the Investment Company Act of 1940.

Portfolio Fund	An investment fund managed by an Investment Manager, in which one or more Grosvenor-Managed Accounts invest.

Private Offering	An offering of Securities that is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) or Section 4(6) thereof or Rules 504, 505 or 506 of Regulation D thereunder. Typically, an offering made to a limited number of financially sophisticated investors on a private basis is a Private Offering.

Professional Discretionary Account cont. on next page

An investment account in which a Covered Person has, or is presumed to have, a Beneficial Interest is a Professional Discretionary Account if:

•       an Independent Investment Manager has bona fide legal investment discretion to make and dispose of investments for such account without consulting with such Covered Person, or with any other person that has a Beneficial Interest in such account, prior to making or disposing of such investments; and

•       such Covered Person provides Grosvenor written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such Covered Person:

•     will not consult with such Independent Investment Manager, or with any other person that has a Beneficial Interest in such account, prior to such Independent Investment Manager’s decisions to make and dispose of specific investments for such account; and

Term	Meaning
Professional Discretionary Account, cont.	• otherwise has no direct or indirect influence or control over such account.

Prohibited Transaction	See Section VI of this Policy and Code.

Reportable Securities or Commodity Interests	Appendix I to this Policy and Code lists Securities and Commodity Interests that are “Reportable Securities or Commodity Interests.”

RIC	Any SEC-registered “open-end” investment company, SEC-registered “closed-end” investment company or SEC-registered unit investment trust.

SEC	The U.S. Securities and Exchange Commission.

Security cont. on next page

Any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a security, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any security.

The term “Security” includes a right to acquire or dispose of a security (such as a call or put option on a security), as well as an interest in a collective investment vehicle (such as a limited partnership or limited liability company). For example, a limited partnership interest or other

Term	Meaning
Security, cont.	equity interest in an investment fund such as a hedge fund, venture capital fund or private equity fund is a Security. The term “Security” includes so-called “single stock futures,” as well as commodity future or commodity option contracts based on indices of securities.

Trading Policy Compliance Committee	A committee, designated by the Firm as such, comprised of not fewer than two Covered Persons appointed by the Firm. The Vice Chairman, the CCO or any ACO may serve as a member of the Trading Policy Compliance Committee. The names of and contact information for current members of the Trading Policy Compliance Committee can be found under the subject heading “Trading Policy Compliance Personnel” in the “Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

Trading Policy Compliance Officer	A Covered Person designated and appointed by the Firm as the Firm’s Trading Policy Compliance Officer. The name and contact information for the Firm’s current Trading Policy Compliance Officer can be found under the subject heading “Trading Policy Compliance Personnel” in the “Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

Unrestricted Security or Commodity Interest

Appendix I to this Policy and Code lists Securities and Commodity Interests that are “Unrestricted Securities or Commodity Interests.”

Note: Shares of a Mutual Fund ordinarily are Unrestricted Securities or Commodity Interests.

However, if a Covered Person knows or has reason to believe that a Mutual Fund is managed or advised by an Investment Manager, shares of such Mutual Fund are not Unrestricted Securities or Commodity Interests.

Vice Chairman	The Firm’s Vice Chairman.

II. PERSONS SUBJECT TO POLICY AND CODE

This Policy and Code applies to each Covered Person for so long as such Covered Person remains a Covered Person.

In addition, this Policy and Code will continue to apply to a Covered Person subsequent to the termination of such Covered Person’s association with the Firm in connection with:

•

transactions in Securities and Commodity Interests with respect to which such Covered Person possesses material, non-public information that such Covered Person obtained while he or she was associated with the Firm; and

•	transactions in Securities or Commodity Interests initiated, but not completed, prior to the termination of such Covered Person’s association with the Firm.

III.	VIOLATIONS, INVESTIGATIONS; REMEDIAL ACTIONS; “WHISTLE-BLOWING”

A.	Violations

Your violation of this Policy and Code could subject you and/or Grosvenor to serious penalties.

These penalties could include:

•	in your case:

•	criminal imprisonment and fines;

•	civil monetary penalties; and/or

•

restrictions on your association with investment management/advisory enterprises (and/or other regulated enterprises) and suspension or termination of your right to associate with investment management/advisory enterprises (and/or other regulated enterprises) — the so-called “industry bar;” and

•	in Grosvenor’s case:

•	criminal fines;

•	civil monetary penalties;

•	restrictions on the manner in which Grosvenor is permitted to provide investment management/advisory and/or other services; and/or

•	suspension or termination of Grosvenor’s right to do so.

B.	Investigations

You must cooperate fully with any investigation or inquiry into whether a violation of this Policy and Code has occurred, including a possible violation by you.

C.	Remedial Actions

If you violate this Policy and Code, you will be subject to remedial actions by Grosvenor, which may include, but are not limited to, any one or more of the following, depending on the specific facts and circumstances of the violation:

•	a warning;

•	identification of your name to the boards of directors, boards of trustee or similar governing bodies of the RICs;

•	trade rescission;

•	disgorgement of profits (or payments of amounts of losses avoided);

•	imposition of a fine (which may be substantial);

•	demotion (which may be substantial);

•	withholding of salary and/or bonus (which may be substantial);

•	suspension of employment (with or without pay);

•	termination of employment; or

•	referral to civil or governmental authorities for possible civil or criminal prosecution.

Remedial actions for violations of this Policy and Code will be determined by the CCO, in consultation with such other member or members of Grosvenor’s senior management team as the CCO determines to be appropriate under the circumstances.

D.	“Whistle-Blowing”

1.	Background

Integrity is the foundation of Grosvenor’s business. It is an essential element of the Firm’s services to its clients, and it is central to making the Firm a professional and productive place to work and do business. Grosvenor believes in fostering an environment of integrity in all of its interactions with persons within and outside the Firm, and is therefore committed to fostering a culture of compliance.

To help the Firm maintain these high standards, the Firm requires its employees to conduct themselves in an honest and ethical manner. Those who seek to violate legal or ethical requirements not only jeopardize their own careers, but also potentially endanger the Firm, as their misconduct may be attributed to the Firm.

This means that it is essential for employees of the Firm to inform the Firm as soon as possible if they learn of potential or actual unethical, dishonest or illegal activity relating to the Firm’s business.

If you know or have reason to believe that you have violated any applicable law, rule or regulation, this Policy and Code, or any of the Firm’s compliance policies or procedures, you are required to:

•	report such violation to a Compliance Officer or a member of the Firm’s Operations Committee; and

•	identify yourself in connection with making such report.

In other words, self-reporting of your own violations is required and may not be made anonymously.

However, as discussed below, if you know or have reason to believe that another Grosvenor employee has engaged in certain infractions, you are required to report such infractions to the Firm, but you may do so anonymously and confidentially.

2.	Reports of Violations that May be Made Anonymously

You are required to promptly notify the Firm in the event you know or have reason to believe that another Grosvenor employee has:

•	violated any applicable law, rule or regulation;

•	violated this Policy and Code or any of Grosvenor’s other compliance policies or procedures; or

•	engaged in any inappropriate activity, including any activity that could damage the Firm’s reputation or cause harm to the Grosvenor organization. Examples of such activities include:

•	accounting or auditing irregularities

•	fraudulent or materially misleading financial reporting

•	falsifying company records

•	destruction of books and records required to be retained

•	breaches of confidentiality

•	bribes or kickbacks

•	undisclosed conflicts of interest

•	insider trading

•	misuse of business assets

•	override of internal controls

•	safety or security hazards

The reporting requirement discussed immediately above is mandatory.

In meeting this requirement, Grosvenor encourages you to make reports directly to a Compliance Officer or a member of the Firm’s Operations Committee, and to identify yourself in connection with making such reports. We prefer that you identify yourself so that we can follow up with you most easily.

However, we also recognize that there may be situations in which you find it uncomfortable to identify yourself in connection with making a report. As a result, in meeting the mandatory reporting requirement described above, you may file an anonymous and confidential report in the manner described below under “Anonymous Alternatives.”

Regardless of whether you identify yourself in connection with making a report or elect to file a report anonymously, GROSVENOR WILL NOT TOLERATE ANY RETALIATION AGAINST YOU FOR “BLOWING THE WHISTLE” ON ANOTHER EMPLOYEE IN GOOD FAITH, AND ANY SUCH RETALIATION WILL BE CAUSE FOR APPROPRIATE CORRECTIVE ACTION, UP TO AND INCLUDING DISMISSAL.

ALSO, IF YOU ARE ENTITLED TO FILE A REPORT ANONYMOUSLY AND YOU ELECT TO FILE SUCH REPORT ANONYMOUSLY, UNDER NO CIRCUMSTANCES WILL GROSVENOR MAKE ANY ATTEMPT TO IDENTIFY YOU.

3.	Anonymous Alternatives

As discussed above, when reporting infractions committed by other Grosvenor employees, you are entitled to do so anonymously. (As discussed above, in fulfilling the requirement to report your own violations, you must in all cases identify yourself).

•

You may file an anonymous report by submitting a written report to a Compliance Officer or any member of the Firm’s Operations Committee either by inter-office mail or by “slipping” such report under the person’s door.

•	In addition, Grosvenor has implemented a procedure that enables you to report violations of Grosvenor’s compliance policies anonymously and confidentially through the following link:

http://gcmlp.ethicspoint.com

Both methods described in this link are hosted by EthicsPoint, a provider of confidential reporting tools that is not affiliated with Grosvenor. Any reports made using these methods are input directly on the EthicsPoint secure server, and are communicated only to specific individuals within EthicsPoint. An EthicsPoint employee will then submit to certain individuals within the Grosvenor organization a summary of the report. Grosvenor will investigate any reports it receives and, if you have elected not to identify yourself, will correspond with you through EthicsPoint concerning any reports that you make. Grosvenor will correspond with you using the unique EthicsPoint “report key” you will be assigned after completing any such reports made using either of the methods described in this link. Grosvenor strongly encourages you to keep this “report key” and the related password in a safe place to facilitate such correspondence.

If you are entitled to make an anonymous report and you elect to make an anonymous report, Grosvenor STRONGLY encourages you to use EthicsPoint to do so. Using EthicsPoint will enable Grosvenor to correspond with you concerning a report while preserving your anonymity.

Regardless of the manner in which you make a report:

•

The CCO and, where appropriate, other senior management will promptly investigate such report (in the event the conduct of senior managers may be at issue, any investigation will be conducted by persons who have the requisite degree of independence); and

•	Grosvenor will seek to advise you – directly, if you have identified yourself in the report, or, using the EthicsPoint “report key”

discussed above, if you have filed an anonymous report through EthicsPoint – of the progress and outcome of its review to the extent appropriate and to the extent consistent with its obligations of confidentiality to other personnel. Where appropriate, Grosvenor will take remedial and/or disciplinary action against those who have acted improperly.

Grosvenor’s objective is to address concerns regarding potential misconduct in a fair and appropriate way in order to protect Grosvenor and its business. This is our collective interest, and by raising your genuine concerns, you can help the Firm to achieve it. If you are not satisfied with the way in which your concern has been handled, we encourage you to raise it with the CCO or another member of the Operations Committee.

IV.	GENERAL STATEMENT

A.	Policies Behind This Policy and Code

It is Grosvenor’s policy:

•	To conduct its investment management/advisory services and other services in the highest ethical and professional manner.

•	To observe high standards of commercial honor and just and equitable principles of trade in the conduct of its investment management/advisory services and other services.

•

To develop and maintain a robust “culture of compliance” that encourages its personnel “to do the right thing” and rewards them for doing so, not just because it makes good business sense to do so, but because it is the right thing to do.

Grosvenor is committed to fostering a strong “culture of compliance.” Please consult the separate document entitled “What Is a Culture of Compliance?”, which is incorporated into this Policy and Code as though the contents thereof were expressly set forth herein.

•	To develop and keep current “state of the art” compliance policies and procedures that, where appropriate, incorporate industry “best practices” and that are reasonably designed to:

•

identify, on a pro-active and ongoing basis, the various legal and regulatory risks to which Grosvenor is subject (including risks arising from actual and potential conflicts of interest to which Grosvenor and its personnel are subject in connection with providing services to Clients);

•	specify appropriate and effective “control points” to address Grosvenor’s legal and regulatory risks with a view to preventing, detecting and correcting legal and regulatory violations;

•	alert appropriate personnel, through training and otherwise, to the laws, rules and regulations that govern the conduct of its investment management/advisory services and other services;

•	alert personnel, through training and otherwise, to certain practices that Grosvenor prohibits as a matter of policy;

•	effectively monitor whether Grosvenor has implemented and followed the compliance policies and procedures that it has adopted;

•	effectively detect whether Grosvenor’s personnel have engaged in legal or regulatory violations; and

•	ensure that appropriate senior management are involved in the resolution of material compliance issues on a real-time basis.

The Firm’s reputation is a vital business asset that the Firm and those associated with it must seek to protect. To that end, the Firm and each Covered Person may not:

•	employ any device, scheme or artifice to defraud any Grosvenor-Managed Account or any existing or prospective investor/participant therein, or any Grosvenor-Administered Fund;

•

make any untrue statement of a material fact to any Grosvenor-Managed Fund or any existing or prospective investor/participant therein, or to any Grosvenor-Administered Fund, or omit any fact or qualification in a situation where such omission, in light of the circumstances and context of the material presented or the statement made, causes such material or misstatement to be misleading; or

•	engage in any act, practice or course of business that:

•	violates Federal Securities or Commodities Laws, state securities laws or any rule or regulation thereunder; or

•	operates or would operate as a fraud or deceit on any Grosvenor-Managed Account or any existing or prospective investor/participant therein, or on any Grosvenor-Administered Fund; or

•	engage in any activity that involves:

•	a breach of fiduciary duty owed to any Grosvenor-Managed Account or any investor/participant therein, or to any Grosvenor-Administered Fund; or

•	the misuse, or creates even the appearance of the misuse, of material, non-public information.

In addition, the Federal Securities or Commodities Laws require the Firm to maintain certain records of certain transactions in Reportable Securities or Commodity Interests by Covered Persons.

The Firm has designed this Policy and Code to ensure that the Firm and each Covered Person do not, in connection with: (1) performing investment management or investment advisory services for the Grosvenor-Managed Accounts, (2) acquiring or disposing of investments on behalf of the Grosvenor-Managed Accounts or performing administrative services for any Grosvenor-Administered Fund, violate:

•	applicable Federal Securities or Commodities Laws;

•	applicable state securities laws; or

•	any applicable rule or regulation thereunder.

B.	Summary of Obligations of Covered Persons Under This Policy and Code

Every Covered Person has four basic types of obligations under this Policy and Code:

(1)	to act consistently with the Firm’s fiduciary duties to the Grosvenor-Managed Accounts (and investors/participants therein) and the Grosvenor-Administered Funds, as discussed more fully in Section V of this Policy and Code;

(2)	to refrain from engaging in Prohibited Transactions, as discussed more fully in Section VI of this Policy and Code;

(3)	to obtain pre-clearance from the Firm in connection with certain types of activities and transactions, as discussed more fully in Sections VII.C and VIII of this Policy and Code; and

(4)	to submit certain reports to the Firm, as discussed more fully in Section IX of this Policy and Code.

C.	Questions Concerning This Policy and Code

If you have any questions concerning the meaning, scope or applicability of any provision of this Policy and Code, or any comments or suggestions regarding the possible improvement of this Policy and Code, you are encouraged to direct them to the Trading Policy Compliance Officer (or, if he or she is not available, the CCO or the Vice Chairman).

V.	THE FIRM’S FIDUCIARY DUTIES

A.	The Firm as a Fiduciary to the Grosvenor-Managed Accounts

As the investment manager of/investment adviser to the Grosvenor-Managed Accounts, the Firm is a fiduciary that owes each Grosvenor-Managed Account two basic duties:

•	the duty of care; and

•	the duty of loyalty.

As discussed more fully below, these duties go well beyond the simple duties of honesty and good faith.

1.	The Firm’s Duty of Care to the Grosvenor-Managed Accounts

The duty of care the Firm owes each Grosvenor-Managed Account encompasses several duties, which may be summarized as follows:

a.	Duty to Implement Suitable Investment Programs

i.	Grosvenor-Managed Accounts That Are Not RICs

In providing investment management/advisory services to a Grosvenor-Managed Account that is not a RIC, the Firm has a duty to implement the investment program of such Grosvenor-Managed Account in a manner that is consistent with:

•

the investment objective(s), investment strategy and approach, performance objectives and portfolio constraints applicable to such Grosvenor-Managed Account, as determined by the Investment Committee and, in certain cases, as approved by the investors/participant(s) in such Grosvenor-Managed Account;

•

the offering documents of such Grosvenor-Managed Account, as well as such Grosvenor-Managed Account’s limited partnership agreement or limited liability company agreement, and/or investment management agreement or similar agreement; and

•	applicable policies and procedures set forth in this Policy and Code and the Firm’s General Compliance Policies and Procedures.

ii.	Grosvenor-Managed Accounts That Are RICs

In providing investment management/advisory services to a Grosvenor-Managed Account that is a RIC, the Firm must manage/provide advice to such RIC in a manner that is consistent with:

•	applicable provisions of the ICA;

•

the investment objective(s), investment strategy and approach, performance objectives and portfolio constraints applicable to such RIC, as determined by the Investment Committee and approved by the board of directors, board of trustees or similar governing body of such RIC, as well as the policies and restrictions set forth in such RIC’s registration statement and/or in other documents governing such RIC;

•	the investment advisory agreement relating to such RIC to which the Firm is a party; and

•	applicable policies and procedures set forth in this Policy and Code and the Firm’s General Compliance Policies and Procedures.

b.	Duty to Keep Clients Informed

As a general matter, the Firm has a duty to keep the Grosvenor-Managed Accounts (and, in the case of the Grosvenor-Managed Accounts other than the RICs, their investors/participants) reasonably informed with respect to all material matters relating to the Firm’s management of the Grosvenor-Managed Accounts.

The Firm has designed the reporting policies described in its Client Reporting Policies and Procedures for the purpose of discharging this duty.

However, you should promptly contact the CCO, an ACO or the Vice Chairman in any of the following situations:

•	you become aware of any fact that you believe may be material to a Client and you are not sure whether such fact will be reported to such Client pursuant to the Firm’s usual reporting policies;

•	you believe that the Firm’s usual reporting policies will not make a material fact known to a Client in a timely fashion; or

•	you believe that a report sent to a Client contains an error.

Similarly, the Firm has a duty to keep the board of directors, board of trustees or similar governing body of each Firm-managed/advised RIC informed with respect to all material matters relating to the Firm’s management of/advice to such RIC. The Firm negotiates reporting policies with respect to each Firm-managed/advised RIC on a case-by-case basis. However, you should promptly contact the CCO, an ACO or the Vice Chairman in any of the following situations:

•

you become aware of any fact that you believe may be material to the board of directors, board of trustees or similar governing body of a Firm-managed/advised RIC and you are not sure whether such fact will be reported to such governing body pursuant to the Firm’s negotiated reporting policies;

•	you believe that the Firm’s negotiated reporting policies will not make a material fact known to such governing body in a timely fashion; or

•	you believe that a report sent to the board of directors, board of trustees or similar governing body of a Firm-managed/advised RIC contains an error.

2.	The Firm’s Duty of Loyalty to the Grosvenor-Managed Accounts

Under its duty of loyalty, Grosvenor must:

•

act solely for the benefit of the Grosvenor-Managed Accounts in all matters connected with Grosvenor’s performance of services for them, and place the interests of the Grosvenor-Managed Accounts first and foremost in each and every situation, except in situations where Grosvenor has expressly reserved the right to act in its own interests as well as the interests of the Grosvenor-Managed Accounts and has received investor/participant consent to do so (see “Client Consent to Conflicts of Interest” and “Duty to Act Fairly Even Where Client Consent Has Been Obtained,” below); and

•	disclose to prospective investors/participants in a particular Grosvenor-Managed Account (and to existing investors/participants in a particular Grosvenor-Managed Account if appropriate disclosure was not made to them at the time they were prospective investors/participants in such Grosvenor-Managed Account) all material conflicts of interest to which Grosvenor and/or its related persons are subject in connection with performing services for such Grosvenor-Managed Account.

This disclosure requirement applies to all activities in which Grosvenor (and/or its related persons):

•

would have any reason to act for its (their) own interest, even though Grosvenor (and/or its related persons) may fully intend not to do so; as the U.S. Supreme Court stated in a leading case under the Advisers Act (SEC v. Capital Gains Research Bureau Inc.), the Advisers Act was intended, among other things, to “eliminate, or at least expose, all conflicts of interest which might incline an investment adviser—consciously or unconsciously—to render advice which was not disinterested;” and

•	would have any reason to favor the interests of one or more Grosvenor-Managed Accounts over one or more other Grosvenor-Managed Accounts.

As a general matter, absent appropriate disclosure to and consent by investors/participants in a Grosvenor-Managed Account, Grosvenor has a duty to seek the best possible investment outcome for such Grosvenor-Managed Account in a manner consistent with such Grosvenor-Managed Account’s investment objective(s), policies and restrictions.

B.	The Firm as a Fiduciary to the Grosvenor-Administered Funds

As an agent of the Grosvenor-Administered Funds, the Firm has fiduciary duties to the Grosvenor-Administered Funds that arise out of its agency status.

As is the case with its fiduciary duties to the Funds, the Firm’s fiduciary duties to the Grosvenor-Administered Funds consist of the duty of care and the duty of loyalty.

1.	The Firm’s Duty of Care to the Grosvenor-Administered Funds

The duty of care the Firm owes each Grosvenor-Administered Fund consists principally of the duty to administer the business and affairs of such Grosvenor-Administered Fund in accordance with the provisions of the Firm’s administrative or similar agreement with such Fund.

In addition, as a general matter, the Firm has a duty to keep the Grosvenor-Administered Funds reasonably informed with respect to all material matters relating to the Firm’s administration of such Funds.

2.	The Firm’s Duty of Loyalty to the Grosvenor-Administered Funds

Under its duty of loyalty, the Firm must act solely for the benefit of the Grosvenor-Administered Funds in all matters connected with the Firm’s performance of services for them, and place their interests first and foremost in each and every situation, except in situations where the Firm has expressly reserved the right to act in its own interests as well as the interests of the Grosvenor-Administered Funds and has received the consent of the Grosvenor-Administered Funds to do so.

C.	General Rule for Dealing With Conflicts of Interest

The general rule for each Covered Person is this: unless Grosvenor scrupulously follows the procedures discussed below, you may not:

•	seek to obtain any benefit for the Firm or yourself in a manner that harms or disadvantages any Grosvenor-Managed Account or Grosvenor-Administered Fund in any way;

•

seek to obtain any benefit for the Firm or yourself in a situation in which the interests of the Firm and/or your interests, on the one hand, conflict with the interests of any Grosvenor-Managed Account or Grosvenor-Administered Fund, on the other hand, even if such benefit to the Firm or yourself would not result in harm or disadvantage to such Grosvenor-Managed Account or Grosvenor-Administered Fund in any way; or

•	favor one or more Grosvenor-Managed Accounts over one or more other Grosvenor-Managed Accounts.

1.	Client Consent to Conflicts of Interest

In many cases, the Firm must obtain the consent of the investors/participants in a particular Grosvenor-Managed Account (or of the board of directors, board of trustees or similar governing body of a Grosvenor-Managed Account that is a RIC, as the case may be) in order to engage in any practice in which:

•

the interests of Grosvenor and/or any Covered Person, on the one hand, and such Grosvenor-Managed Account, on the other hand, conflict—even if such Grosvenor-Managed Account and its investors/participants may benefit from such practice; or

•

the interests of any Grosvenor-Managed Account conflict with those of one or more other Grosvenor-Managed Accounts—even if such other Grosvenor-Managed Account(s) and its (their) investors/participants may benefit from such practice.

The fact that a particular practice is clearly in the best interests of a Grosvenor-Managed Account does not necessarily eliminate the need to obtain consent.

The offering or risk disclosure document pursuant to which interests in a Grosvenor-Managed Account are offered to prospective investors/participants will set forth the various conflicts of interest to which Grosvenor and/or any one or more of its affiliates or other related persons are or may be subject in connection with managing such Grosvenor-Managed Account.

In addition, Part 2A of Grosvenor’s SEC Form ADV (see Section 3.2 of the General Compliance Policy) sets forth various conflicts of interest to which Grosvenor and/or any one or more of its employees or affiliates are or may be subject in connection with conducting investment management/advisory activities. Each prospective investor/participant in a Grosvenor-Managed Account (other than prospective investors in a RIC) will be required to acknowledge in writing that it has read and understands Part 2A of Grosvenor’s SEC Form ADV.

Finally, each prospective investor/participant in a Grosvenor-Managed Account that is not a RIC will be required to acknowledge in its subscription agreement with such Grosvenor-Managed Account that such prospective investor/participant understands such conflicts and agrees that Grosvenor and/or any one or more of its affiliates or other related persons, as the case may be, may engage in practices that may give rise to such conflicts (to the extent Grosvenor has reserved the right for it and and/or any one or more of its affiliates or other related persons to do so).

Under ordinary circumstances, the procedures described above will be sufficient to ensure that investors/participants in a particular Grosvenor-Managed Account have properly consented to practices involving conflicts between:

•	the interests of Grosvenor and/or any of its affiliates or other related persons, on the one hand, and those of such Grosvenor-Managed Account, on the other hand; and

•	such Grosvenor-Managed Account and other Grosvenor-Managed Accounts.

However, Grosvenor and/or any one or more of its affiliates or other related persons may from time to time become subject to conflicts of interest that have not been disclosed in the applicable offering or risk disclosure document and/or in Part 2A of Grosvenor’s SEC Form ADV.

Similarly, Grosvenor may from time to time wish to engage in practices involving conflicts of interest in situations where Grosvenor has not reserved the right to do so.

You may not permit Grosvenor to engage in any such practice without first consulting with the CCO, an ACO or the Vice Chairman. Again, the fact that a particular practice or transaction is in the best interests of the relevant Grosvenor-Managed Account ordinarily will not be sufficient justification to permit such practice or transaction to occur.

Further, if you become aware of any conflict of interest to which you are personally subject in connection with the performance of your employment responsibilities that you have not previously disclosed to Grosvenor, you must promptly disclose such conflict to the members of the Operations Committee.

Notwithstanding the foregoing, as described more fully below (and in the Firm’s Portfolio Management Policies and Procedures), certain transactions involving conflicts of interest between (i) Grosvenor and/or any one or more its Covered Persons or affiliates, on the one hand, and a Grosvenor-Managed Account, on the other hand, and (ii) a Grosvenor-Managed Account and one or more other Grosvenor-Managed Accounts, are flatly prohibited. In these cases, the fact that Grosvenor may have disclosed the conflicts and obtained consent to engage in the transactions would not serve to validate the transactions.

2.	Consent to Conflicts of Interest Relating to the Grosvenor-Administered Funds

The Firm must obtain the consent of a Grosvenor-Administered Fund in order to engage in any practice in which the interests of the Firm and/or any one or more of its Covered Persons or affiliates, on the one hand, and such Grosvenor-Administered Fund, on the other hand, conflict—even if such Grosvenor-Administered Fund may benefit from such practice.

The fact that a particular practice is clearly in the best interests of a Grosvenor-Administered Fund does not necessarily eliminate the need to obtain consent.

D.	Duty to Act Fairly Even Where Client Consent has Been Obtained

The fact that Grosvenor has disclosed and obtained investor/participant consent to engage in a particular practice involving a Grosvenor-Managed Account does not relieve Grosvenor of the duty to “act fairly” toward such Grosvenor-Managed Account in connection with such practice (though this does not mean that Grosvenor must always treat each Grosvenor-Managed Account “equally” or the “same” in connection with managing the assets of such Grosvenor-Managed Account).

E.	Duty to Have Sufficient Expertise and Personnel; Duty to Devote Sufficient Attention to Affairs of Each Grosvenor-Managed Account and Grosvenor-Administered Fund

The Firm may not seek to manage or provide advice to a Grosvenor-Managed Account unless the Firm reasonably believes that it has the level of staff and expertise necessary to enable it to implement such Grosvenor-Managed Account’s contemplated investment program in a competent and professional manner. Similarly, the Firm may not seek to provide administrative services to a Grosvenor-Administered Fund unless the Firm reasonably believes that it has the level of staff and expertise necessary to enable it to provide such services program in a competent and professional manner.

The Firm has a duty to devote to the affairs of each Grosvenor-Managed Account such time and effort as is reasonably necessary to implement such Grosvenor-Managed Account’s investment program in a competent and professional manner. Similarly, the Firm has a duty to devote to the affairs of each Grosvenor-Administered Fund such time and effort as is reasonably necessary to discharge the Firm’s contractual obligations to such Grosvenor-Administered Fund.

In order to comply with these duties, the Firm has determined that, unless it expressly agrees otherwise with you, you may not engage in any of the following activities without the prior authorization of the Chairman or the Vice Chairman:

•

serving on a compensated or non-compensated basis as an officer, director, employee (either on a full-time, part-time, evening or weekend basis), independent contractor, sole proprietor, partner, trustee, or advisor or member of an advisory board or committee (or in a similar capacity), of any for-profit entity (other than the Firm or one or more of their affiliates), or otherwise holding any position with any for-profit entity (other than the Firm or one or more of their affiliates);

•

serving on a compensated or non-compensated basis as an officer, director, employee (either on a full-time, part-time, evening or weekend basis), independent contractor, trustee or advisor or member of an advisory board or committee (or in a similar capacity) of any not-for-profit entity; or

•

serving on a compensated or non-compensated basis as an officer, director, employee (either on a full-time, part-time, evening or weekend basis), independent contractor, advisor or member of an advisory board or committee (or in a similar capacity) of any federal, state, local or foreign government or governmental body, agency, board, commission or authority (including any securities regulatory body, agency, board, commission or authority) or any self-regulatory body or authority.

Authorization of the Chairman or the Vice Chairman for any of the above activities must be obtained prior to engaging in such activity so that determinations may be made regarding:

•	the degree to which such activity may interfere with your duties to the Firm, the Grosvenor-Managed Accounts and/or the Grosvenor-Administered Funds;

•

whether such activity involves any conflict between the interests of the Firm or your interests, on the one hand, and the interests of any one or more Grosvenor-Managed Accounts and/or Grosvenor-Administered Funds, on the other hand, that must be disclosed to and consented to by such Grosvenor-Managed Account or Grosvenor-Managed Accounts (or their investors/participants)[2] or by such Grosvenor-Administered Fund or Grosvenor-Administered Funds, as the case may be; and

•	whether such activity involves any conflict between the interests of the Firm, on the one hand, and your interests, on the other hand.

VI.	PROHIBITED TRANSACTIONS

There are certain transactions in Securities and Commodity Interests that are prohibited altogether (“Prohibited Transactions”).

Prohibited Transactions consist of:

•

The purchase or other acquisition of a Security or Commodity Interest that would result in a Covered Person obtaining a Beneficial Interest in such Security or Commodity Interest, unless such purchase or other acquisition is a Permitted Transaction (see Section VII below for a discussion of Permitted Transaction).

•

The sale or other disposition of a Security or Commodity Interest that would result in a Covered Person ceasing to have a Beneficial Interest in such Security or Commodity Interest (in whole or in part), unless such sale or other disposition is a Permitted Transaction (see Section VII below for a discussion of Permitted Transaction).

•

Any purchase or other acquisition of a Security in the Initial Public Offering of such Security, unless such purchase or other acquisition is effected in accordance with the requirements set forth in Section VII.C.3 of this Policy and Code.

[2]	See “General Rule for Dealing With Conflicts of Interest” (Section V.C above) regarding disclosure and consent with respect to conflicts of interest.

•

Any purchase or other acquisition of a Security in a Private Offering, unless such purchase or other acquisition is effected in accordance with the requirements set forth in Sections VII.C.3 or VII.C.4 of this Policy and Code.

•

Any transaction in a Security or Commodity Interest where pre-clearance of such transaction is required by the provisions of this Policy and Code but such pre-clearance has not been obtained in accordance with the provisions of this Policy and Code. Please see Sections VII.C and VIII below.

•

Opening, adding assets to or withdrawing assets from any investment management or advisory account that is the effective equivalent of an investment in a hedge fund or a fund of hedge funds (a “Hedge Fund Equivalent Account”), unless such account is managed or advised by Grosvenor.

•

Any transaction that violates Federal Securities or Commodities Laws, state securities laws or any rule or regulation thereunder, including, without limitation, any transaction in any Security or Commodity Interest (regardless of whether or not such transaction is required to be pre-cleared or reported) in violation of the prohibition against trading while in possession of material, non-public information relating to such Security or Commodity Interest. Please see Section X below.

•

Engaging in transactions in Securities or Commodity Interests during the Firm’s business hours in such a manner as to materially interfere with a Covered Person’s performance of his or her duties and obligations to the Firm associated with his or her particular job functions.

As noted in Appendix I to the Code of Ethics, the Firm prohibits short term trading (that is, trading in and out of a particular Security or Commodity Interest within a 60 day period) in the case of certain Securities and Commodity Interests.

Further, as a general matter, the Firm discourages short term trading in all Securities and Commodity Interests that are not subject to such ban.

If the Firm determines that you are engaged, during the Firm’s business hours, in short term trading in particular Securities and/or Commodity Instruments that are not subject to the ban, the presumption will be that, even though such short term trading is not subject to the ban, it is nevertheless materially interfering with the performance of your duties and obligations to the Firm, except where the trading in question relates to:

•	certificates of deposit;

•	shares of registered open-end investment companies, commonly known as “mutual funds”;

•	auction rate preferred stock;

•	commercial paper;

•	High Quality Short Term Debt Instruments; and

•	banker’s acceptances.

•

Such other transactions in Securities and/or Commodity Interests as the Trading Policy Compliance Committee may from time to time designate as Prohibited Transactions upon giving written notice thereof to Covered Persons.

VII.	PERMITTED TRANSACTIONS

A.	Background

No purchase or other acquisition of a Security or Commodity Interest may be made if, as a result such purchase or other acquisition, a Covered Person would obtain a Beneficial Interest in such Security or Commodity Interest, and no sale or other disposition of a Security or Commodity Interest may be made if, as a result of such sale or other disposition, a Covered Person would cease to have a Beneficial Interest in such Security or Commodity Interest (in whole or in part), unless such purchase or other acquisition, or such sale or other disposition, is a “Permitted Transaction” described in subsection VII.B (which describes Permitted Transactions that are not required to be pre-cleared with the Firm) or subsection VII.C (which describes Permitted Transactions that are required to be pre-cleared with the Firm), below.3

Each of the types of “Permitted Transactions” discussed below is “self-contained.” This means that if you comply with the conditions, restrictions and requirements relating to a particular type of Permitted Transaction in connection with the purchase or other acquisition, or sale or other disposition, of a Security or Commodity Interest, you do not need to comply with the conditions, restrictions and requirements relating to any other particular type of Permitted Transaction in connection with the purchase or other acquisition, or the sale or other disposition, of such Security or Commodity Interest.

[3]	Of course, as noted above, no transaction that violates Federal Securities or Commodities Laws, state securities laws or any rule or regulation thereunder, including, without limitation, any transaction in any Security or Commodity Interest in violation of the prohibition against trading while in possession of material, non-public information relating to such Security or Commodity Interest, will be considered a “Permitted Transaction.”

The discussion of “Permitted Transactions” set forth below assumes that a Covered Person:

•	in the case of a particular account, or a particular Security or Commodity Interest, has, or is presumed to have, a Beneficial Interest in such account, Security or Commodity Interest; or

•	would, in the case of a purchase or other acquisition of a particular Security or Commodity Interest, obtain a Beneficial Interest in such Security or Commodity Interest; or

•	would, in the case of a sale or other disposition of a particular Security or Commodity Interest, cease to have a Beneficial Interest in such Security or Commodity Interest (in whole or in part).

To the extent that none of these three fact patterns applies with respect to a particular account, Security or Commodity Interest, a Covered Person is not subject to the pre-clearance and reporting provisions described in Sections VII-IX of this Policy and Code with respect to such account, Security or Commodity Interest (but may, of course, be subject to the pre-clearance and reporting provisions described in Sections VII-IX of this Policy and Code with respect to other accounts, Securities or Commodity Interests).

Remember, however, that:

•

a Covered Person will be presumed to have a Beneficial Interest not only in accounts, Securities or Commodity Interests in which such Covered Person has a Beneficial Interest, but also in certain accounts, Securities and Commodity Interests in which one or more members of such Covered Person’s Immediate Family who share the same household with such Covered Person have a Beneficial Interest, even if such Covered Person does not directly have a Beneficial Interest in such accounts, Securities or Commodity Interests, as described in the definition of “Beneficial Interest;” and

•

if a Covered Person has a Beneficial Interest in an account, Security or Commodity Interest, the fact that such account, Security or Commodity Interest is held in the name of or is managed or advised by one or more members of such Covered Person’s Immediate Family who do not share the same household with such Covered Person does not negate the fact that such Covered Person has a Beneficial Interest in such account, Security or Commodity Interest.

Accordingly, in determining whether an account or a transaction in a Security or a Commodity Interest (i) is a “Permitted Transaction” within the meaning of this Section VII, (ii) is subject to pre-clearance pursuant to Section VII.C and/or (iii) is required to be reported to Grosvenor pursuant to Section IX of this Policy and Code, a Covered Person needs to examine:

•	accounts and transactions in which such Covered Person has the sole Beneficial Interest;

•	accounts and transactions in which one or more members of such Covered Person’s Immediate Family who share the same household with such Covered Person have a Beneficial Interest; and

•

accounts and transactions in which such Covered Person shares a Beneficial Interest with one or more other persons, even if such persons are not members of such Covered Person’s Immediate Family and do not share the same household with such Covered Person.

Notwithstanding the foregoing, if a member of a Covered Person’s Immediate Family who shares the same household with such Covered person is a “trading professional” employed by a financial services firm to manage or advise one or more bona fide proprietary trading accounts of such financial services firm and/or to manage or advise one or more bona fide customer accounts of such financial services firm, such member of such Covered Person’s Immediate Family (and such Covered Person) shall not be subject to the pre-clearance and reporting provisions of Sections VII, VIII and IX with respect to any such account or any transactions effected for any such account if:

•

such Covered Person provides to Grosvenor written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such Covered Person will not directly or indirectly discuss any potential or contemplated acquisition or disposition, or any actual acquisition or disposition, of any Security or Commodity Interest for any such account with such member of such Covered Person’s Immediate Family; and

•

such member of such Covered Person’s Immediate Family provides to Grosvenor written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such member will not directly or indirectly discuss, with such Covered Person, any potential or contemplated acquisition or disposition, or any actual acquisition or disposition, of any Security or Commodity Interest for any such account.

For the avoidance of doubt, this Section VII, and Sections VIII and IX, do not apply to transactions effected by members of Grosvenor’s Portfolio Management Teams and implemented by members of Grosvenor’s Investment Operations Team for the accounts of the Grosvenor-Managed Accounts.

B.	Permitted Transactions That Do Not Require Pre-Clearance from the Firm

The following are Permitted Transactions that do not require pre-clearance from the Firm, but in many cases are subject to certain reporting obligations as set forth in Section IX below.

1.	Unrestricted Securities and Commodity Interests

Purchases or other acquisitions, or sales or other dispositions, of Unrestricted Securities and Commodity Interests listed as such in Appendix I to this Policy and Code are Permitted Transactions that do not require pre-clearance from the Firm.

NOTE: IF A SECURITY OR COMMODITY INTEREST IS NOT AN UNRESTRICTED SECURITY OR COMMODITY INTEREST LISTED AS SUCH IN APPENDIX I TO THIS POLICY AND CODE, A COVERED PERSON MAY NOT PURCHASE OR OTHERWISE ACQUIRE, OR SELL OR OTHERWISE DISPOSE OF, SUCH SECURITY OR COMMODITY INTEREST UNLESS SUCH PURCHASE OR OTHER ACQUISITION, OR SALE OR OTHER DISPOSITION, IS PERMITTED UNDER ANOTHER SUBSECTION OF THIS SUBSECTION B OR UNDER SECTION C OF THIS SECTION VII.

2.	Opening, Adding Assets to and Withdrawing Assets from “Traditional” Investment Management/Advisory Accounts Managed or Advised by Investment Managers or Investment Advisers that are not Utilized or Contemplated to be Utilized by Grosvenor

Opening, adding assets to or withdrawing assets from any “traditional” investment management account or investment advisory account managed or advised by a third party investment manager or investment adviser are Permitted Transactions that do not require pre-clearance from the Firm, as long as such investment manager or investment adviser:

•	has not been selected by the Firm as the manager of or adviser to one or more Portfolio Funds; and

•	as of the relevant time, is not being evaluated by the Firm as a potential manager of or adviser to one or more Portfolio Funds.

NOTE: THE TRANSACTIONS PERMITTED BY THIS SUBSECTION 2 RELATE TO OPENING, ADDING ASSETS TO OR WITHDRAWING ASSETS FROM ANY INVESTMENT MANAGEMENT ACCOUNT OR INVESTMENT ADVISORY ACCOUNT MANAGED OR ADVISED BY A THIRD PARTY

INVESTMENT MANAGER OR INVESTMENT ADVISER. THIS SUBSECTION 2 DOES NOT RELATE TO TRANSACTIONS EFFECTED IN SUCH AN ACCOUNT. TRANSACTIONS EFFECTED IN SUCH AN ACCOUNT MUST BE EFFECTED IN ACCORDANCE WITH ONE OF THE OTHER PERMITTED TRANSACTIONS DESCRIBED IN THIS SECTION VII, CERTAIN OF WHICH TRANSACTIONS MAY REQUIRE PRE-CLEARANCE WITH THE FIRM.

NOTE: A COVERED PERSON MUST OBTAIN PRE-CLEARANCE PRIOR TO OPENING, ADDING ASSETS TO OR WITHDRAWING ASSETS FROM A “TRADITIONAL” INVESTMENT MANAGEMENT OR ADVISORY ACCOUNT THAT IS MANAGED OR ADVISED BY AN INVESTMENT MANAGER OR INVESTMENT ADVISER THAT:

•	HAS BEEN SELECTED BY THE FIRM AS THE MANAGER OF OR ADVISER TO ONE OR MORE PORTFOLIO FUNDS; OR

•	AS OF THE RELEVANT TIME, IS BEING EVALUATED BY THE FIRM AS A POTENTIAL MANAGER OF OR ADVISER TO ONE OR MORE PORTFOLIO FUNDS.

3.	Transactions Effected in Professional Discretionary Accounts

Except as set forth in the Note immediately below, purchases or other acquisitions, or sales or other dispositions, of Securities or Commodity Interests effected in a Professional Discretionary Account in which a Covered Person has, or is presumed to have, a Beneficial Interest are Permitted Transactions that do not require pre-clearance from the Firm.

NOTE: A COVERED PERSON MUST PRE-CLEAR THE PURCHASE OR OTHER ACQUISITION OF ANY SECURITY: (I) PURCHASED OR OTHERWISE ACQUIRED IN A PRIVATE OFFERING OR (II) PURCHASED OR OTHERWISE ACQUIRED IN THE INITIAL PUBLIC OFFERING OF SUCH SECURITY, NOTWITHSTANDING THAT SUCH PURCHASE OR OTHER ACQUISITION IS EFFECTED IN A PROFESSIONAL DISCRETIONARY ACCOUNT, UNLESS EITHER: (A) THE INDEPENDENT INVESTMENT MANAGER OF SUCH PROFESSIONAL DISCRETIONARY ACCOUNT PROVIDES GROSVENOR WRITTEN REPRESENTATIONS AND WARRANTIES, IN SUCH FORM AS MAY BE PRESCRIBED FROM TIME TO TIME BY THE CCO, TO THE EFFECT THAT:

(I) SUCH INDEPENDENT INVESTMENT MANAGER WILL NOT CONSULT WITH SUCH COVERED PERSON, OR WITH ANY OTHER PERSON THAT HAS A BENEFICIAL INTEREST IN SUCH ACCOUNT, PRIOR TO SUCH INDEPENDENT INVESTMENT MANAGER’S DECISIONS TO MAKE AND DISPOSE OF SPECIFIC INVESTMENTS FOR SUCH ACCOUNT AND (II) TO THE BEST OF SUCH INDEPENDENT INVESTMENT MANAGER’S KNOWLEDGE, SUCH COVERED PERSON OTHERWISE HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT; OR (B) THE CCO CONCLUDES, BASED ON SUCH EVIDENCE AND DOCUMENTATION AS THE CCO DETERMINES TO BE APPROPRIATE UNDER THE CIRCUMSTANCES, THAT SUCH COVERED PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT.

4.	Transactions Effected in Multi-Party Accounts

Except as set forth in Note immediately below, purchases or other acquisitions, or sales or other dispositions, of Securities or Commodity Interests effected in a Multi-Party Account in which a Covered Person has, or is presumed to have, a Beneficial Interest are Permitted Transactions that do not require pre-clearance from the Firm, but only if ALL of the following conditions (the “Multi-Party Account Exemptive Conditions”) are satisfied:

•

transactions in Securities and Commodity Interests (other than transactions in Unrestricted Securities or Commodity Interests) for such account are initiated solely by a person other than such Covered Person;

•

such Covered Person has no direct or indirect influence or control over any transaction in such account to the extent such transaction involves a Security or Commodity Interest other than an Unrestricted Security or Commodity Interest;

•

such Covered Person has provided to Grosvenor written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such Covered Person will not discuss, with any other person, any potential or contemplated acquisition or disposition of any Security or Commodity Interest (other than an Unrestricted Security or Commodity Interest) for such account prior to such acquisition or disposition; and

•

each other person that has a Beneficial Interest in such account, or that has authority to initiate transactions for such account, has provided to Grosvenor written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such person will not discuss, with such Covered Person, any potential or contemplated acquisition or disposition of any Security or Commodity Interest (other than an Unrestricted Security or Commodity Interest) for such account prior to such acquisition or disposition.

NOTE: A COVERED PERSON MUST PRE-CLEAR THE PURCHASE OR OTHER ACQUISITION OF ANY SECURITY: (I) PURCHASED OR OTHERWISE ACQUIRED IN A PRIVATE OFFERING OR (II) PURCHASED OR OTHERWISE ACQUIRED IN THE INITIAL PUBLIC OFFERING OF SUCH SECURITY, EVEN THOUGH SUCH PURCHASE OR OTHER ACQUISITION IS EFFECTED IN A MULTI-PARTY ACCOUNT AND THE MULTI-PARTY ACCOUNT EXEMPTIVE CONDITIONS ARE SATISFIED, UNLESS THE CCO CONCLUDES, BASED ON SUCH EVIDENCE AND DOCUMENTATION AS THE CCO DETERMINES TO BE APPROPRIATE UNDER THE CIRCUMSTANCES, THAT SUCH COVERED PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT.

5.	Acquisition of Securities or Commodity Interests by Way of Gift

Any acquisition of any Security or Commodity by a Covered Person by way of a gift of such Security or Commodity Interest to such Covered Person is a Permitted Transaction that does not require pre-clearance from the Firm, provided that neither such Covered Person nor any person acting on behalf of such Covered Person paid any other person any fee or other consideration for the purpose of inducing or causing such other person to make such gift.

6.	Disposition of Securities and Commodity Interests by Way of Gift

Any disposition of any Security or Commodity Interest by a Covered Person by way of a gift from such Covered Person to another person is a Permitted Transaction that does not require pre-clearance from the Firm, provided that such Covered Person does not receive any fee or other consideration from any person in connection with making such gift.

C.	Permitted Transactions that Require Pre-Clearance from the Firm

The following types of Permitted Transactions require pre-clearance from the Firm, and in many cases are subject to certain reporting obligations as set forth in Section IX below.

1.	Opening, Adding Assets to and Withdrawing Assets from “Traditional” Investment Management/Advisory Accounts Managed or Advised by Investment Managers or Investment Advisers that are Utilized or Contemplated to be Utilized by Grosvenor

Opening, adding assets to and withdrawing assets from a “traditional” investment management or advisory account that is managed or advised by an investment manager or investment adviser that (i) has been selected by the Firm as the manager of or adviser to one or more Portfolio Funds or (ii) as of the relevant time, is being evaluated by the Firm as a potential manager of or adviser to one or more Portfolio Funds, are Permitted Transactions, but each such transaction requires pre-clearance from the Firm.

2.	Opening, Adding Assets to and Withdrawing Assets from “Alternative” Investment Management/Advisory Accounts

Opening, adding assets to and withdrawing assets from an “alternative” investment management or advisory account, such as an account that holds private equity or venture capital investments, are Permitted Transactions, but each such transaction requires pre-clearance from the Firm.

NOTE: OPENING, ADDING ASSETS TO OR WITHDRAWING ASSETS FROM ANY HEDGE FUND EQUIVALENT ACCOUNT IS A PROHIBITED TRANSACTION, UNLESS SUCH ACCOUNT IS MANAGED OR ADVISED BY GROSVENOR.

3.	Securities Purchased or Otherwise Acquired in Private Offerings or Initial Public Offerings by Multi-Party Accounts (Where the Multi-Party Account Exemptive Conditions Are Satisfied) or Professional Discretionary Accounts

Any purchase or other acquisition of a Security: (i) in a Private Offering or in the Initial Public Offering of such Security by a Multi-Party Account (but only if the Multi-Party Account Exemptive Conditions are satisfied) or (ii) in a Private Offering or in the Initial Public Offering of such Security by a Professional Discretionary Account, is a Permitted Transaction, but (except as set forth in the Notes immediately below) each such transaction requires pre-clearance from the Firm.

NOTE: NOTWITHSTANDING THE FOREGOING, A COVERED PERSON IS NOT REQUIRED TO PRE-CLEAR THE PURCHASE OR OTHER ACQUISITION BY A PROFESSIONAL DISCRETIONARY ACCOUNT OF ANY SECURITY PURCHASED OR OTHERWISE ACQUIRED BY SUCH PROFESSIONAL DISCRETIONARY ACCOUNT IN A PRIVATE OFFERING OR IN THE INITIAL PUBLIC OFFERING OF SUCH SECURITY IF EITHER: (A) THE INDEPENDENT INVESTMENT MANAGER OF SUCH PROFESSIONAL DISCRETIONARY ACCOUNT PROVIDES GROSVENOR SUCH WRITTEN REPRESENTATIONS AND WARRANTIES, IN SUCH FORM AS MAY BE PRESCRIBED FROM TIME TO TIME BY THE CCO, TO THE EFFECT THAT: (I) SUCH INDEPENDENT INVESTMENT MANAGER WILL NOT CONSULT WITH SUCH COVERED PERSON, OR WITH ANY OTHER PERSON THAT HAS A BENEFICIAL INTEREST IN SUCH ACCOUNT, PRIOR TO SUCH INDEPENDENT INVESTMENT MANAGER’S DECISIONS TO MAKE AND DISPOSE OF SPECIFIC INVESTMENTS FOR SUCH ACCOUNT AND (II) TO THE BEST OF SUCH INDEPENDENT INVESTMENT MANAGER’S KNOWLEDGE, SUCH COVERED PERSON OTHERWISE HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT; OR (B) THE CCO CONCLUDES, BASED ON SUCH EVIDENCE AND DOCUMENTATION AS THE CCO DETERMINES TO BE APPROPRIATE UNDER THE CIRCUMSTANCES, THAT SUCH COVERED PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT.

NOTE: NOTWITHSTANDING THE FOREGOING, A COVERED PERSON IS NOT REQUIRED TO PRE-CLEAR THE PURCHASE OR OTHER ACQUISITION BY A MULTI-PARTY ACCOUNT OF ANY SECURITY PURCHASED OR OTHERWISE ACQUIRED BY SUCH MULTI-PARTY ACCOUNT IN A PRIVATE OFFERING OR IN THE INITIAL PUBLIC OFFERING OF SUCH SECURITY IF THE CCO CONCLUDES, BASED ON SUCH EVIDENCE AND DOCUMENTATION AS THE CCO DETERMINES TO BE APPROPRIATE UNDER THE CIRCUMSTANCES, THAT SUCH COVERED PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT.

4.	Certain Securities Acquired in Private Offerings

Subject to pre-clearance by the Firm, it is a Permitted Transaction to invest in a Security issued in a Private Offering by:

•	a hedge fund or a fund of hedge funds managed or advised by Grosvenor.

•	a venture capital fund, private equity fund or other investment fund, such as a real estate fund (other than a hedge fund or a fund of hedge funds).

5.	Sales or Other Dispositions of Securities and Commodity Interests

The sale or other disposition of a Security or Commodity Interest in which a Covered Person acquired a Beneficial Interest either: (i) prior to November 1, 2010 (of, if later, the date on which such Covered Person becomes a Covered Person under this Policy and Code) or (ii) pursuant to a gift described in Section VII.B.5 above, is a Permitted Transaction, but each such transaction requires pre-clearance from the Firm (provided, however, that pre-clearance from the Firm is not required if such Security or Commodity Interest is an Unrestricted Security or Commodity Interest or such transaction is effected in a Professional Discretionary Account or a Multi-Party Account).

VIII. PROCEDURES FOR OBTAINING PRE-CLEARANCE

A.	Submission of Appropriate Documentation

In order for a Covered Person to obtain pre-clearance to open an account or engage in a transaction that requires pre-clearance pursuant to the provisions of Section VII.C, he or she must:

•

submit to the Trading Policy Compliance Officer a duly completed and executed Trade/Account Pre-Clearance Form relating to the proposed account or transaction, as the case may be (to file electronically, go to “Quick Links” at www.compliance11.com; to file by paper, go to the “Compliance Forms” sub-file of the Outlook “Legal” Public Folder);

•	provide the Trading Policy Compliance Officer with such documentation as the Trading Policy Compliance Officer may request in order to process the Trade/Account Pre-Clearance Form; and

•

obtain the written authorization of the Trading Policy Compliance Officer (which may take the form of an e-mail from the Trading Policy Compliance Officer) to proceed with such account or transaction, as the case may be.

The Trading Policy Compliance Officer will strive to notify a Covered Person within two business days of such Officer’s receipt of a duly completed and executed Trade/Account Pre-Clearance Form whether such Covered Person’s account or transaction, as the case may be, has been authorized or disapproved (except that the Trading Policy Compliance Officer shall have up to five business days to notify a Covered Person whether a contemplated account or transaction, as the case may be, that has been referred to the Trading Policy Compliance Committee, as described below, has been authorized or disapproved). Any disapproval shall be in writing.

B.	Referral of Certain Transactions to Trading Policy Compliance Committee

The Trading Policy Compliance Officer shall not authorize a Covered Person to engage in any of the following transactions or activities without first submitting such transaction or activity to the Trading Policy Compliance Committee and receiving the authorization of the Trading Policy Compliance Committee to proceed with such transaction or activity:

•	a transaction or activity requiring pre-clearance pursuant to the provisions of Section VII.C.1, .2, .3 or .4; or

•	any transaction involving a Security or Commodity Interest on the Firm’s “Restricted List.”[4]

C.	Criteria For Authorizing or Disapproving Transactions; Duration of Pre-Clearance Approval

The Trading Policy Compliance Officer or the Trading Policy Compliance Committee, as the case may be, may disapprove a Covered Person’s request to engage in a particular transaction or activity (or revoke approval of a previously approved transaction or activity) if he, she or it, as the case may be, determines that:

•	such Covered Person is delinquent in filing reports required to be filed by such Covered Person pursuant to this Policy and Code;

[4]	The Trading Policy Compliance Officer keeps the Firm’s Restricted List in accordance with such policies and procedures as may be adopted from time to time by the CCO, as set forth in the document entitled “Restricted List Policies and Procedures” (which can be found under the subject heading “Restricted List Policies and Procedures” in the “Compliance Policies” sub-folder in the Outlook “Legal” Public Folder, or at such other location as the CCO may from time to time determine). Covered Persons are not permitted to view the contents of the Restricted List without the prior authorization of the Chairman, the Vice Chairman, the CFO or the CCO. Prior to authorizing a Covered Person to view the contents of the Restricted List, the Chairman, the Vice Chairman, or the CFO, as the case may be, shall, if practicable, consult with the CCO.

•	such transaction or activity is a Prohibited Transaction or otherwise conflicts with the terms and conditions of this Policy and Code;

•	such Covered Person may unfairly benefit from such transaction or activity at the expense of any Grosvenor-Managed Account or Grosvenor-Administered Fund;

•

such Covered Person may benefit from such transaction or activity as a result of information that is proprietary to the Firm, any Grosvenor-Managed Account or any Grosvenor-Administered Fund, even though no Grosvenor-Managed Account or Grosvenor-Administered Fund suffers any detriment as a result of the transaction or activity;

•

such transaction or activity involves, or appears to involve, a conflict between the interests of such Covered Person or the Firm, on the one hand, and those of any Grosvenor-Managed Account or Grosvenor-Administered Fund, on the other hand; or

•	such transaction or activity involves undue litigation, regulatory, enforcement or reputational risk to the Firm.

In applying the foregoing criteria, the Trading Policy Compliance Officer or the Trading Policy Compliance Committee, as the case may be, make take such facts and circumstances into account as he, she or it, as the case may be, determines to be appropriate.

Each Covered Person must remember that a disapproval of a transaction or activity could be costly to such Covered Person or a member of his or her family; therefore, each Covered Person should take great care to adhere to the Firm’s trading restrictions and avoid expending time and effort in proposing transactions or activities that pose significant risk of being disapproved under one or more of the criteria set forth above.

Pre-authorization to engage in a particular transaction is valid only for the time period specified to the Covered Person by the Trading Policy Compliance Officer or the Trading Policy Compliance Committee, as the case may be, unless extended in the sole discretion of the Trading Policy Compliance Officer or the Trading Policy Compliance Committee, as the case may be.

D.	Appeals of Disapprovals

A Covered Person may appeal any disapproval by written notice to the Trading Policy Compliance Committee within two business days after receipt of notice of disapproval; such appeal shall be resolved promptly by the Firm’s outside counsel.

E.	Confidentiality of Disapprovals

If a proposed transaction or activity by a Covered Person is disapproved, such Covered Person may not communicate the reason for such disapproval to any other person without the prior authorization of the CCO or an ACO.

IX. REPORTING REQUIREMENTS

A.	Reports About Securities/Commodity Interests Holdings, Transactions and Accounts

If you are a Covered Person, you must provide the Firm certain written reports about your holdings in Securities and Commodity Interests, as well about transactions involving Securities or Commodity Interests, and accounts holding Securities and/or Commodity Interests, in which you have, or are presumed to have, a “Beneficial Interest.”

As discussed earlier, if you are a Covered Person:

•

you will be presumed to have a Beneficial Interest not only in accounts or Securities (or Commodity Interests) in which such you have a Beneficial Interest, but also in certain accounts and Securities (or Commodity Interests) in which one or more members of your Immediate Family who share the same household with you have a Beneficial Interest, even if you do not directly have a Beneficial Interest in such accounts or Securities (or Commodity Interests), as described in the definition of “Beneficial Interest;” and

•

if you have a Beneficial Interest in an account or Securities (or Commodity Interests), the fact that such account or Securities (or Commodity Interests) is held in the name of or is managed or advised by one or more members of your Immediate Family who do not share the same household with you does not negate the fact that you have a Beneficial Interest in such account or Securities (or Commodity Interests).

Accordingly, if you are a Covered Person, you must, in determining whether a Securities/Commodity Interest holding, transaction or account is required to be reported to Grosvenor pursuant to this Section IX, you need to examine:

•	holdings, accounts and transactions in which you have the sole Beneficial Interest;

•	holdings, accounts and transactions in which one or more members of your Immediate Family who share the same household with you have a Beneficial Interest; and

•	holdings, accounts and transactions in which you share a Beneficial Interest with one or more other persons.

The Firm is sensitive to privacy concerns, and will try not to disclose your reports to anyone unnecessarily.

Failure to file a timely, accurate and complete report is a serious breach of this Policy and Code, and in many cases will constitute a serious breach of SEC rules.

1.	Initial Holdings and Accounts Report

Subject to the limited exceptions set forth in Section IX.B of this Policy and Code, you must, no later than ten (10) days after you first become a Covered Person, submit to the Trading Policy Compliance Officer:

•

a duly executed and completed Initial Report of Securities/Commodity Interest Holdings (to file electronically, go to “Quick Links” at www.compliance11.com; to file by paper, go to the “Compliance Forms” sub-file of the Outlook “Legal” Public Folder);

•

unless waived by the Trading Policy Compliance Officer, an executed letter of direction (in such form as may be approved from time to time by the CCO, a current copy of which can be found under the subject heading “Letter of Direction” in the “Compliance Forms” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine) addressed to each broker, dealer, bank or other institution that you listed in Part II of your Initial Report of Securities/Commodity Interest Holdings, instructing such broker, dealer, bank or other institution to provide to the Firm duplicate account statements and confirmations of all transactions in all Reportable Securities or Commodity Interests in the accounts listed in Part II.

Your Initial Report of Securities/Commodity Interest Holdings must be current as of a date no earlier than the end of the calendar month preceding the calendar month during which you became a Covered Person.

2.	Quarterly Transaction and Accounts Reports

a.	Transactions in Reportable Securities or Commodity Interests During Calendar Quarter

Subject to the limited exceptions set forth in Section IX.B of this Policy and Code, if, during any calendar quarter, there was a purchase or other acquisition of a Reportable Security or Commodity Interest (including an acquisition of a Reportable Security or Commodity Interest through receipt of a gift thereof), as a result of which you obtained a Beneficial Interest in such Reportable Security or Commodity Interest, or a sale or other disposition of a Reportable Security or Commodity Interest (including a disposition of a

Reportable Security or Commodity Interest by way of a gift) in which you had a Beneficial Interest immediately prior to such disposition5 (including a gift made by you), you must, no later than 30 days after the close of such calendar quarter, submit to the Trading Policy Compliance Officer a duly executed and completed Quarterly Account Statement and Transaction Report (to file electronically, go to “Quick Links” at www.compliance11.com; to file by paper, go to the “Compliance Forms” sub-file of the Outlook “Legal” Public Folder).

If you are required to file a report pursuant to this subsection (a) with respect to the last calendar quarter of a particular year, this does not excuse you from filing an annual report for the same year, as discussed below.

b.	Brokerage or Similar Accounts Opened During Calendar Quarter

Subject to the limited exceptions set forth in Section IX.B of this Policy and Code, if during any calendar quarter, any brokerage or similar account is opened with a broker, dealer, bank or other institution and you have a Beneficial Interest in such account, you must, no later than thirty (30) days after the close of such calendar quarter, submit to the Trading Policy Compliance Officer:

•

a duly executed and completed Quarterly Account Statement and Transaction Report (to file electronically, go to “Quick Links” at www.compliance11.com; to file by paper, go to the “Compliance Forms” sub-file of the Outlook “Legal” Public Folder); and

•

unless waived by the Trading Policy Compliance Officer, an executed letter of direction (in such form as may be approved from time to time by the CCO, a current copy of which can be found under the subject heading “Letter of Direction” in the “Compliance Forms” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine)) addressed to such broker, dealer, bank or other institution, instructing such broker, dealer, bank or other institution to provide duplicate account statements and confirmations of all transactions in all Reportable Securities or Commodity Interests in such account to the Firm.

[5]	Purchases of call options and sales (writing) of put options on Reportable Securities are considered acquisitions of such Securities for purposes of this Policy and Code. Similarly, purchases of put options and sales (writing) of call options on Reportable Securities are considered dispositions of such Securities for purposes of this Policy and Code.

If you are required to file a report pursuant to this subsection (b) with respect to the last calendar quarter of a particular year, this does not excuse you from filing an annual report for the same year, as discussed below.

If you are a registered representative of Grosvenor Securities LLC (“GSLLC”) and you wish to open an account with a broker-dealer firm that is a member of FINRA, you must, prior to opening such account, provide that broker-dealer firm with certain documentation, as described in GSLLC’s Compliance and Supervisory Policies and Procedures Manual.

3.	Annual Holdings and Account Reports

Subject to the limited exceptions set forth in Section IX.B of this Policy and Code, you must, no later than February 14 of each year, submit to the Trading Policy Compliance Officer a duly executed and completed Annual Report of Securities/Commodity Interest Holdings (to file electronically, go to “Quick Links” at www.compliance11.com; to file by paper, go to the “Compliance Forms” sub-file of the Outlook “Legal” Public Folder).

Your Annual Report of Securities/Commodity Interest Holdings must be current as of a date no earlier than December 31 of the calendar year preceding the date on which your file such Report.

B.	Exceptions to Reporting Requirements

1.	Transactions and Holdings in Professional Discretionary Accounts

A Covered Person is not required to file quarterly or annual reports describing transactions in, or the holdings of, Professional Discretionary Accounts if either: (A) the Independent Investment Manager of such account provides the Firm written representations and warranties (on a form supplied by the Firm) to the effect that: (i) such Independent Investment Manager will not consult with such Covered Person, or with any other person that has a Beneficial Interest in such account, prior to such Independent Investment Manager’s decisions to make and dispose of specific investments for such account and (ii) to the best of such Independent Investment Manager’s knowledge, such Covered Person otherwise has no direct or indirect influence or control over such account; or (B) the CCO otherwise concludes, based on such evidence and documentation as the CCO determines to be appropriate under the circumstances, that such Covered Person has no direct or indirect influence or control over such account.

In the absence of compliance with the requirements of clause (A) or (B) of the preceding paragraph, such Covered Person is required to file quarterly and annual reports describing transactions in, and the holdings of, Professional Discretionary Accounts.

In all events, such Covered Person is required to file quarterly and annual reports describing the accounts themselves.

2.	Multi-Party Accounts

A Covered Person is not required to file quarterly and annual reports describing transactions in, and the holdings of, a Multi-Party Account if:

•	the Multi-Party Account Exemptive Conditions are met with respect to such Multi-Party Account; and

•

the CCO (or his or her designee) communicates (either in person or by telephone) with each Beneficial Owner of such Multi-Party Account other than such Covered Person to confirm that each such Beneficial Owner understands the Multi-Party Account Exemptive Conditions; and

•	each such Beneficial Owner affirmatively states to the CCO (or his or her designee), in person by telephone, that such Covered Person has no control or influence over such Multi-Party Account.

If the foregoing conditions are not satisfied, Covered Person is required to file quarterly and annual reports describing transactions in, and the holdings of, Multi-Party Accounts.

In all events (that is, regardless of whether the conditions described above are satisfied), such Covered Person is required to file quarterly and annual reports describing the accounts themselves.

3.	Transactions in and Accounts Holding Non-Reportable Securities

A Covered Person is not required to describe, in any Quarterly Account Statement and Transaction Report, a transaction in a Security or a Commodity Interest that is not a Reportable Security or Commodity Interest. A Covered Person must, however, file a Quarterly Account Statement and Transaction Report describing the account that holds such Security or Commodity Interest, for the calendar quarter during which such account was established.

A Covered Person is not required to describe, in any an Initial Report of Securities/Commodity Interest Holdings or Annual Report of Securities/Commodity Interest Holdings, any Security or Commodity Interest is not a Reportable Security or Commodity Interest. A Covered Person must, however, report, on those forms, an account that hold any Securities or Commodity Interests, regardless of whether such Securities or Commodity Interest are Reportable Securities or Commodity Interests.

4.	Other Exemptions

A Covered Person is not required to file reports to the extent Appendix I to this Policy and Code expressly provides that you are not required to file such reports.

C.	Review of Reports and Other Documents

The Trading Policy Compliance Officer will review, through such means as the Trading Policy Compliance Officer and the CCO shall determine from time to time, each report submitted by a Covered Person, and each account statement or confirmation from institutions that maintain accounts for such Covered Person. To ensure adequate scrutiny, the Firm’s General Counsel or the CCO will review each report submitted by the Trading Policy Compliance Officer, and each account statement or confirmation from institutions that maintain accounts for the Trading Policy Compliance Officer.

X.	PROHIBITION AGAINST “INSIDER TRADING”

A.	Background

Insider trading – i.e., trading Securities or Commodity Interests while in possession of confidential material, nonpublic information relating to such Securities or Commodity Interests improperly communicating such information to others – may expose a person to stringent penalties. Criminal sanctions may include a fine of up to $1,000,000 and/or ten years’ imprisonment. The SEC may recover the profits gained or losses avoided through insider trading in Securities, obtain a penalty of up to three times the illicit windfall, and/or issue an order permanently barring a person from the securities industry. In addition, investors may sue seeking to recover damages for insider trading violations.

Regardless of whether a federal inquiry occurs, the Firm views seriously any violation of the following Statement on Insider Trading (the “Statement”). Any such violation constitutes grounds for disciplinary sanctions, up to and including dismissal.

The law of insider trading is complex; a Covered Person legitimately may be uncertain about the application of the Statement in a particular circumstance. A timely placed question could forestall disciplinary action or complex legal problems. Covered Persons should direct any questions relating to the Statement to the Trading Policy Compliance Officer or, if he or she is not available, to the Firm’s General Counsel or the CCO.

A Covered Person must also notify the Trading Policy Compliance Officer (or, if he or she is not available, the Firm’s General Counsel, the CCO, an ACO or the Vice Chairman) immediately if he or she knows or has reason to believe a violation of the Statement has occurred or is about to occur.

B.	Statement on Insider Trading

Except to the limited extent discussed in Sections X.C.2 and X.C.3 below:

•

no Covered Person may trade in a Security or Commodity Interest (regardless of whether or not it is necessary to pre-clear or report such trade), either for his or her own account, for the account of any Grosvenor-Managed Account or for the account of any other person, while in possession of material, nonpublic information relating to that Security or Commodity Interest; and

•	no Covered Person may communicate material, nonpublic information relating to a Security or Commodity Interest to others, whether inside or outside the Firm.

This Statement has been drafted, and will be applied and interpreted, broadly. This Statement applies to all Securities/Commodity Interest trading and information handling by all Covered Persons (including members of the Immediate Families of Covered Persons who share the same household as such Covered Persons).

1.	What Is “Material” Information?

Information is “material” when there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision with respect to the Security or Commodity Interest in question. Generally, this is information the disclosure of which is likely to have an effect on the price of the Security or Commodity Interest in question. No simple “bright line” test exists to determine when information is material; assessments of materiality involve highly fact-specific inquiries. Material information often relates to a company’s results and operations, including, for example, dividend changes, earnings results, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments. Material information may also relate to:

•	the market for the Securities/Commodity Interests in question; or

•	the Firm’s Securities recommendations and client securities holdings and transactions.

Information about a significant order to purchase or sell Securities or Commodity Interests, in some contexts, may be deemed material; similarly, prepublication information regarding reports in the financial press may also be deemed material.

2.	What Is “Nonpublic” Information?

Information is “nonpublic” until it has been disseminated broadly to investors in the marketplace. Tangible evidence of such dissemination is the best indication that the information is public. For example, information is public after it has become available to the general public through a public filing with the SEC or some other government agency, the Dow Jones “tape” or The Wall Street Journal or some other general circulation publication, and after sufficient time has passed so that the information has been disseminated widely.

3.	How Does the Firm Come Into Possession of Material, Non-Public Information?

There are several ways in which the Firm may come into possession of information that may be both material and non-public, but the most likely scenarios are these:

•

Although the Firm usually does not make “direct” investments in the securities of operating companies for the Grosvenor-Managed Accounts, information from or about public companies could from time to time be communicated to the Firm by Investment Managers who follow such companies or their securities. Difficult legal issues may arise when a Covered Person, as a result of such communications, becomes aware of material, nonpublic information. For example, a company’s chief financial officer could prematurely disclose quarterly results to an Investment Manager, or an investor relations representative could make a selective disclosure of adverse news to an Investment Manager, who might in turn communicate such information to Firm personnel.

•

Tender offers represent a particular concern in the law of insider trading, for two reasons. First, tender offer activity often produces extraordinary movement in the price of the target company’s securities. Second, the SEC has adopted a rule expressly forbidding trading and “tipping” while in possession of material, nonpublic information regarding a tender offer received from the tender offeror, the target company or anyone acting on behalf of either. Covered Persons must exercise particular caution any time they become aware of nonpublic information relating to a tender offer.

C.	Procedures To Implement Statement

1.	Personal Securities/Commodity Interest Trading

The types of transactions that are Prohibited Transactions described in Section VI, the types of transactions that are Permitted Transactions as described in Section VII, the pre-clearance requirements and procedures described in Sections VII.C and VIII, the reporting procedures described in Section IX, the prohibitions described in this Section X and the certification procedures described in Section XI of this Policy and Code have been designed to deter and detect possible violations of the prohibition against trading in a Security or Commodity Interest while in possession of material, non-public information relating to such Security or Commodity Interest, as well as to monitor compliance with the Firm’s fiduciary duties to the Grosvenor-Managed Accounts and their investors/participants.

2.	Restrictions on Disclosure of Non-Public Information

Except as set forth in the following paragraph, a Covered Person may not disclose, to any other person, any non-public information (whether or not it is material) that:

•	has been provided to the Firm by any Investment Manager; or

•	relates in any way to:

•	the Firm;

•	any Grosvenor-Managed Account;

•	any Portfolio Fund in which a Grosvenor-Managed Account invests or is contemplating investing;

•	the underlying securities or other financial instruments held or contemplated to be held by any Portfolio Fund;

•	any Investment Manager; or

•

any investment management firm or investment advisory firm for which the Firm performs “back office” services, any client of such a firm or any private investment fund in which any client of such a firm invests.

The foregoing prohibition on disclosure of non-public information does not apply to:

•	disclosure of information to the Chairman, the Vice Chairman, the CFO, the CCO, the General Counsel or the Trading Policy Compliance Officer; or

•	disclosure of information expressly authorized by the Chairman, the Vice Chairman, the CFO, the CCO or the General Counsel; or

•	disclosure of information to other Covered Persons who have a bona fide need to know such information in order to perform their job responsibilities; or

•	disclosure of information to a Client in a situation where such disclosure:

•	does not violate any confidentiality agreement to which the Firm is subject and, if there is any possibility that such information includes material, non-public information, either:

•

such information is accompanied by the following legend (or another legend expressly authorized by a Compliance Officer), which legend must appear prominently in the communication pursuant to which such information is provided to such Client:

By your acceptance of this information (“Grosvenor Information”), you understand, acknowledge and agree that: (i) Grosvenor

Information is confidential and proprietary, and you may not copy, transmit or distribute Grosvenor Information, or any data or other information contained therein, or authorize such actions by others, without Grosvenor’s express prior written consent, except that you may share Grosvenor Information with your professional advisors for the purpose of making or monitoring investment decisions. If you are a professional financial adviser, you may share Grosvenor Information with those of your clients that you reasonably determine to be eligible to invest in the relevant Grosvenor Fund (Grosvenor assumes no responsibility with respect to information shared that is presented in a form different from that presented in this report); (ii) except as provided above, the copying or distribution of Grosvenor Information, or any data or other information contained therein, in whole or in part, or the authorization of such actions by others, without Grosvenor’s express prior written consent, may constitute a breach of contract and applicable copyright laws; (iii) to the extent that Grosvenor Information includes information provided by parties who are not affiliated with Grosvenor, including Investment Managers, neither Grosvenor nor any of its affiliates has independently verified such information and makes no representation or warranty as to its accuracy or completeness; (iv) the information and opinions (if any) expressed in Grosvenor Information are as of the date set forth therein, and Grosvenor does not undertake to update Grosvenor Information or to advise recipients of revisions to the information or opinions (if any) presented therein; and (v) Grosvenor Information may include data and/or information that, under applicable law, may be deemed to be material, nonpublic information relating to particular securities and/or the issuers thereof, and as a result, it is possible that trading in securities that are the subject of data and/or information contained in Grosvenor Information may be prohibited by law.

or

•	such Client has agreed in writing with the Firm that all information provided to such Client by the Firm is subject to the considerations set forth in the foregoing legend.

3.	Restrictions On Trading While in Possession of Material, Non-Public Information

If a Covered Person knows that he or she is in possession of material, nonpublic information relating to a particular Security or Commodity Interest and/or the issuer thereof (or believes that he or she might possess such information), he or she must:

•

Immediately alert the Trading Policy Compliance Officer (or, if he or she is not available, the Chairman, the Vice Chairman, the CFO, the CCO or the General Counsel), so that the Firm may take appropriate actions.[6]

[6]	The Trading Policy Compliance Committee will review the issue, determine whether the information is material and nonpublic, and, if so, what action the Firm should take.

If: (i) you receive material, non-public information about (a) an Investment Manager whose securities (or the securities of whose parent company) are publicly-traded or (b) about the securities issued by any such Investment Manager (or its parent company), (ii) you received such material, non-public information in connection with the normal and usual course of conducting “investment due diligence” or “operational due diligence” with respect to such Investment Manager (and/or one or more Portfolio Funds managed or advised by such Investment Manager) and (iii) you confirm with the Legal/Compliance Department that such Investment Manager is listed on the Firm’s “Restricted List,” you are not required to report your receipt of such material, non-public information to the Trading Policy Compliance Officer, General Counsel or Vice Chairman. However, if you receive material, non-public information regarding any publicly-traded security held by any Portfolio Fund (or about the company that issued such security), you must immediately report your receipt of such material, non-public information to the Trading Policy Compliance Officer, General Counsel or Vice Chairman.

Note: a Covered Person may assume that information he or she receives directly from an Investment Manager does not constitute material, non-public information unless:

•

such Covered Person knows or has reason to believe that such Investment Manager is disclosing such information to the Firm in violation of law or in violation of any fiduciary obligation to maintain such information in confidence; or

•	such Investment Manager expressly informs such Covered Person that such information is material, nonpublic information.

•	Not communicate such information to any person inside or outside the Firm, except to the extent permitted by subsection 2 immediately above.

•

Not purchase or sell such Security or Commodity Interest for his or her own account, for the account of any Grosvenor-Managed Account or for the account of any other person (provided, however, that if the material, non-public information was received from an Investment Manager, receipt of such information shall not be construed to prohibit the Firm from investing the assets of any Grosvenor-Managed Account in, or withdrawing/redeeming (in whole or in part) from, any Portfolio Fund managed by such Investment Manager, as long as:

•	such investment in or withdrawal/redemption from such Portfolio Fund is effected directly with such Portfolio Fund and not on any secondary market for interests in such Portfolio Fund7); and

[7]	No purchase or sale of an interest in such a Portfolio Fund in the secondary market may be made without the prior authorization of the CCO.

•	the CCO has not issued an order prohibiting transactions in interests in such Portfolio Fund).

•	Take immediate measures to limit access to files (electronic or otherwise) containing such information, so that the only persons who have access to such information are:

•	such Covered Person;

•	other Covered Persons who have a bona fide need to know such information in order to perform their job responsibilities;

•	the Chairman, the Vice Chairman, the CFO, the CCO, the General Counsel and the Trading Policy Compliance Officer; and

•	such other persons as may be authorized by the Chairman, the Vice Chairman, the CFO, the CCO or the General Counsel.

XI.	CERTIFICATIONS OF COVERED PERSONS

If you are a Covered Person, you are required to provide the Firm:

•	an initial certification in which you acknowledge your receipt and understanding of this Policy and Code (in such form as may be approved from time to time by the CCO);

•	a certification in which you acknowledge your receipt and understanding of each amendment to this Policy and Code (in such form as may be approved from time to time by the CCO); and

•	an annual certification with respect to your compliance with the provisions of this Policy and Code (in such form as may be approved from time to time by the CCO).

XII.	REPORTS TO FIRM MANAGEMENT AND DIRECTORS/TRUSTEES OF REGISTERED INVESTMENT COMPANIES

A.	Reports of Significant Remedial Action

The Firm’s General Counsel or his delegate will on a timely basis inform the management of the Firm, as well as the board of directors, board or trustees or similar governing body of each RIC that is managed/advised by the Firm, of each significant remedial action taken in response to a violation of this Policy and Code.

A significant remedial action means any action that has a significant financial effect on the violator, such as disgorgement of profits, imposition of a significant fine, demotion, suspension, termination or referral to civil or governmental authorities for possible civil or criminal prosecution.

B.	Annual Reports

No less frequently than annually, the Firm’s General Counsel or his delegate will report to the management of the Firm, and to the board of directors, board of trustees or similar governing body of each RIC that is managed/advised by the Firm, with regard to efforts to ensure compliance by Covered Persons with their fiduciary obligations to the Grosvenor-Managed Accounts. The annual report will, at a minimum:

•

describe any issues arising under this Policy and Code since the last annual report, including, but not limited to, information about material violations of this Policy and Code, sanctions imposed in response to such violations and whether any material waivers from this Policy and Code were granted since the last annual report; and

•	certify that the Firm has adopted procedures reasonably necessary to prevent all Covered Persons from violating this Policy and Code.

XIII. CREATION AND RETENTION OF RECORDS

The Trading Policy Compliance Officer is required to oversee the Firm’s creation and retention of certain books and records relating to this Policy and Code, as described in the Firm’s Document Creation, Security, Retention and Destruction Policies and Procedures.

XIV. AUTOMATION OF SYSTEMS

The Firm may from time to time implement changes in its automated trade pre-clearance and reporting system and, in connection therewith, make certain changes to any or all of the forms used in connection with this Policy and Code.

If a Covered Person clears a transaction through the Firm’s automated system but the transaction is not executed within the time period specified in the approval generated through such system, the Covered Person must once again apply for clearance of the transaction if he or she wishes to proceed with the transaction.

XV.	WAIVERS AND INTERPRETATIONS

The CCO may (and may authorize the Trading Policy Compliance Officer to):

•

waive any or all of the requirements of this Policy and Code, either with respect to particular classes of transactions or with respect to particular cases, on such terms and/or subject to such conditions (if any) as the CCO determines to be appropriate under the circumstances, provided that such waiver is consistent with applicable law; and

•

issue such general or specific interpretations of this Policy and Code as he or she may from time to time determine to be appropriate under the circumstances. Such general or specific interpretations may relate to facts or circumstances not expressly addressed in this Policy and Code.

APPENDIX I

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

share of a Mutual Fund

Note: The definition of Mutual Fund does not include:

•   so-called “exchange-traded open-end mutual funds” (commonly known as “ETFs”) (which are addressed below); or

•   closed-end investment companies (which are addressed below).

Yes.

However, if a Covered Person knows or has reason to believe that the Mutual Fund is managed or advised by an Investment Manager (see the definition of Investment Manager in Section I of the Policy and Code), such Covered Person may not acquire such shares without the prior authorization of the Trading Policy Compliance Committee.

	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

1

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/ Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

bank certificate of deposit	Yes.	No.	No.	No.

If certificates of deposit are held in a brokerage account, such brokerage account must be reported in accordance with Section IX (subject to the exceptions set forth in the Notes to this Appendix I). If certificates of deposit are held are in a bank account, such bank account does not need to be reported (unless such bank account otherwise holds Securities or Commodity Interests).

2

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report” (if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Permissible Index or Permissible ETF

Yes.

BUT ONLY IF THE PERMISSIBLE INDEX OR ETF IS PURCHASED/ SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO THE FIRM.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A PERMISSIBLE INDEX OR ETF WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	Yes, unless the Permissible Index or Permissible ETF is included in the list of “Permissible Indices and Permissible ETFs”	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

3

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Index or ETF, whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies), that does not qualify as a Permissible Index or Permissible ETF	No.	Transactions permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

4

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report” (if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Index or ETF, whose components exist exclusively of Commodity Interests and/or foreign currencies (as opposed to Securities), that does not qualify as a Permissible Index or Permissible ETF

Yes.

BUT ONLY IF THE INDEX OR ETF IS PURCHASED/ SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO THE FIRM.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH AN INDEX OR ETF WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

5

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report” (if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

share of an SEC-registered “closed-end” management investment company (other than shares of so-called “auction rate” preferred stock issued by SEC-registered “closed-end” management investment companies)	No.

Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6, VII.C.3, VII.C.4 or VII.C.5.

Transactions permitted by Sections VII.C.3, VII.C.4 or VII.C.5 require pre-clearance.

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

6

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report” (if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

share of so-called “auction rate” preferred stock issued by SEC-registered “closed-end” investment company or other short-term auction rate securities issued by a trust, corporation or business entity	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

7

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report” (if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

a direct obligation of the U.S. government (e.g., a U.S. treasury security)	Yes.	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

an obligation guaranteed as to principal or interest by the U.S. government	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

8

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report” (if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

a direct obligation of an agency of the U.S. government	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

an obligation guaranteed as to principal or interest by an agency of the U.S. government	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

9

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report” (if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

a direct obligation of a state or municipality or agency thereof	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

an obligation guaranteed as to principal or interest by a state or municipality or agency thereof	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

10

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commercial paper	Yes.	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

High Quality Short-Term Debt Instrument (see Section I – Definitions for the definition of the term “High Quality Short-Term Debt Instrument”)	Yes.	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

11

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

corporate debt securities (other than High Quality Short-Term Debt Instruments and commercial paper)	No.	Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6, VII.C.3 or VII.C.5. Transactions permitted by Section VII.C.3 or VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

12

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Security acquired in a Private Offering, including: (i) a Security offered by an operating company in a Private Offering and (ii) a Security in the form of a limited partnership interest or similar equity interest in a venture capital fund, private equity fund or other investment fund offered in a Private Offering. See, however, Note 2 to this Appendix I.	No.	Yes (except as otherwise provided in Section VII.B.3 or Section VII.C.3, as the case may be). (If the security in a venture capital fund, private equity fund or other investment fund involves mandatory capital calls (i.e., calls that the holder of the security is legally obligated to make), it is necessary to pre-clear the acquisition of such security (as well as any disposition of such security) but not necessary to pre-clear capital contributions made pursuant to such mandatory capital calls.)	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

13

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

shares of corporate common stock or preferred stock (other than: (i) shares issued in an Initial Public Offering and (ii) shares of so-called “auction rate” preferred stock issued by SEC-registered “closed-end” investment company or other short-term auction rate securities issued by a trust, corporation or business entity)	No.

Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6, VII.C.3, VII.C.4 or VII.C.5.

Transactions permitted by Section VII.C.3, VII.C.4 or VII.C.5 require pre-clearance.

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

14

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Security issued in an Initial Public Offering	No.

Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4 and VII.C.3.

Transactions require pre-clearance except as otherwise provided in the applicable section noted above.

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

15

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

put or call option on a Permissible Index or Permissible ETF, privately negotiated or traded on a securities exchange other Derivative Instrument whose performance is linked to the performance of a Permissible Index or a Permissible ETF

Yes.

BUT ONLY IF SUCH OPTION OR INSTRUMENT IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO THE FIRM.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH AN OPTION OR INSTRUMENT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	Yes, unless the Permissible Index or Permissible ETF is included in the list of “Permissible Indices and Permissible ETFs”.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

16

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

put or call option on a single stock, privately-negotiated or traded on a securities exchange other Derivative Instrument whose performance is linked to the performance of a single stock	No.	Transactions in these instruments permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

17

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

put or call option, privately-negotiated or traded on a securities exchange, on an index or ETF whose components exist exclusively of Commodity Interests and/or foreign currencies (as opposed to Securities) and that does not qualify as a Permissible Index or Permissible ETF other Derivative Instrument whose performance is linked to the performance of an index or ETF whose components exist exclusively of Commodity Interests and/or foreign currencies (as opposed to Securities) and that does not qualify as a Permissible Index or Permissible ETF

Yes.

BUT ONLY IF THE OPTION OR INSTRUMENT IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO THE FIRM.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH AN OPTION OR INSTRUMENT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

18

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

put or call option, privately-negotiated or traded on a securities exchange, on an index or ETF whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies) and that does not qualify as a Permissible Index or Permissible ETF other Derivative Instrument whose performance is linked to the performance of an index or ETF whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies) and that does not qualify as a Permissible Index or Permissible ETF

	No.	Transactions in these instruments permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII. VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

19

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Security issued upon the exercise of a right where such right was issued to all holders of the same class of such security on a pro rata basis	N/A.	Exercise of such right, and issuance of such Security pursuant to such exercise, are not subject to pre-clearance; sale or other disposition of such Security requires pre-clearance if a transaction in such Security requires pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

20

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

banker’s acceptance	Yes.	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

other Securities not listed above	No.

Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6, VII.C.3, VII.C.4 or VII.C.5.

Transactions permitted by Section VII.C.3, VII.C.4 or

VII.C.5 require pre-clearance.

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

21

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

“single stock future”	No.	Transactions in “single stock futures” permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

22

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commodity future or commodity option contract on, or based on, an index or ETF that is a Permissible Index or a Permissible ETF

Yes.

BUT ONLY IF SUCH CONTRACT IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO THE FIRM.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A CONTRACT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

23

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commodity future or commodity option contract on, or based on, an index or ETF whose components exist exclusively of Commodity Interests and/or foreign currencies (as opposed to Securities) and that does not qualify as a Permissible Index or Permissible ETF

Yes.

BUT ONLY IF THE CONTRACT IS PURCHASED/ SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO THE FIRM.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A CONTRACT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

24

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commodity future or commodity option contract on, or based on, an index or ETF whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies) and that does not qualify as a Permissible Index or Permissible ETF other Derivative Instrument whose performance is linked to the performance of an index or ETF whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies) and that does not qualify as a Permissible Index or Permissible ETF

	No.	Transactions in these instruments permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII. VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

25

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commodity future or commodity option contract on a non-U.S. currency, or any other contract relating to the purchase or sale of a non-U.S. currency

Yes.

BUT ONLY IF THE CONTRACT IS PURCHASED/ SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO THE FIRM.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A CONTRACT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

26

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

other commodity future or commodity option contract not described above

Yes.

BUT ONLY IF THE CONTRACT IS PURCHASED/ SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO THE FIRM.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A CONTRACT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

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Notes to Appendix I

Note 1:	A Covered Person is not required to file quarterly or annual reports describing transactions in, or the holdings of, Professional Discretionary Accounts if either: (A) the Independent Investment Manager of such account provides the Firm written representations and warranties (on a form supplied by the Firm) to the effect that: (i) such Independent Investment Manager will not consult with such Covered Person, or with any other person that has a Beneficial Interest in such account, prior to such Independent Investment Manager’s decisions to make and dispose of specific investments for such account and (ii) to the best of such Independent Investment Manager’s knowledge, such Covered Person otherwise has no direct or indirect influence or control over such account; or (B) the CCO otherwise concludes, based on such evidence and documentation as the CCO determines to be appropriate under the circumstances, that such Covered Person has no direct or indirect influence or control over such account. (In the absence of compliance with the requirements of clause (A) or (B) above, such Covered Person is required to file quarterly and annual reports describing transactions in, and the holdings of, Professional Discretionary Accounts. In all events, such Covered Person is required to file quarterly and annual reports describing the accounts themselves.)

Note 2:	A Covered Person is not required to file quarterly and annual reports describing transactions in, and the holdings of, a Multi-Party Account if:

•	the Multi-Party Account Exemptive Conditions are met with respect to such Multi-Party Account; and

•

the CCO (or his or her designee) communicates (either in person or by telephone) with each Beneficial Owner of such Multi-Party Account other than such Covered Person to confirm that each such Beneficial Owner understands the Multi-Party Account Exemptive Conditions; and

•	each such Beneficial Owner affirmatively states to the CCO (or his or her designee), in person by telephone, that such Covered Person has no control or influence over such Multi-Party Account.

If the foregoing conditions are not satisfied, Covered Person is required to file quarterly and annual reports describing transactions in, and the holdings of, Multi-Party Accounts.

In all events (that is, regardless of whether the conditions described above are satisfied), such Covered Person is required to file quarterly and annual reports describing the accounts themselves.

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Note 3:	A Covered Person is not required to describe, in any Quarterly Account Statement and Transaction Report, a transaction in a Security or Commodity Interest that is not a Reportable Security or Commodity Interest. A Covered Person must, however, file a Quarterly Account Statement and Transaction Report describing the account that holds such Security or Commodity Interest, for the calendar quarter during which such account was established.

A Covered Person is not required to describe, in any an Initial Report of Securities/Commodity Interest Holdings or Annual Report of Securities/Commodity Interest Holdings, any Security or Commodity Interest that is not a Reportable Security or Commodity Interest. A Covered Person must, however, report, on those forms, an account that hold any Securities or Commodity Interests, regardless of whether such Securities or Commodity Interests are Reportable Securities or Commodity Interests.

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